SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

SOUTHTRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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420 NORTH 20TH STREET

BIRMINGHAM, ALABAMA 35203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 21, 2004

TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of SouthTrust Corporation will be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on Wednesday, April 21, 2004, at 9:00 a.m. Central Time, for the following purposes:

(1)	To elect four (4) persons to the Board of Directors of SouthTrust, each person to serve a three-year term and until such person’s successor is duly elected and qualified;

(2)	To ratify the selection of KPMG LLP as SouthTrust’s principal independent auditors for the fiscal year ending December 31, 2004;

(3)	To approve and ratify the Amended and Restated Senior Officer Performance Incentive Plan;

(4)	To approve and ratify the 2004 Long-Term Incentive Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting.

      Holders of Common Stock of SouthTrust of record at the close of business on February 20, 2004 are entitled to notice of and to vote at the Annual Meeting.

      You are cordially invited to attend the Annual Meeting, and we hope you will be present. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE VOTE THE ENCLOSED PROXY SO THAT SOUTHTRUST MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. You are requested to complete, date, sign and return the enclosed Proxy Card in the postage-paid envelope included for your convenience, or, in the alternative, you may vote via the Internet at www.proxyvote.com or by telephone at the number noted on the enclosed voting information form. Submitting your proxy with the Proxy Card, via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

By Order of the Board of Directors

WALLACE D. MALONE, JR.
Chairman

Birmingham, Alabama

March 8, 2004

PROXY STATEMENT
ELECTION OF DIRECTORS
APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS
APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED SENIOR OFFICER PERFORMANCE INCENTIVE PLAN OF SOUTHTRUST CORPORATION
APPROVAL AND RATIFICATION OF THE 2004 LONG-TERM INCENTIVE PLAN OF SOUTHTRUST CORPORATION
NEW PLAN BENEFITS
EXECUTIVE COMPENSATION
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN SOUTHTRUST CORPORATION
OPTION AND RIGHT GRANTS IN FISCAL YEAR 2003
AGGREGATED STOCK OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 OPTION VALUES
1996 LONG-TERM INCENTIVE PLAN -- GRANTS IN 2003
PENSION PLAN TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH MANAGEMENT
STOCKHOLDER PROPOSALS
GENERAL INFORMATION
APPENDIX A
SOUTHTRUST CORPORATION CORPORATE GOVERNANCE COMMITTEE CHARTER
APPENDIX B
APPENDIX C
SOUTHTRUST CORPORATION 2004 LONG-TERM INCENTIVE PLAN
ARTICLE 1 ESTABLISHMENT, OBJECTIVES, AND DURATION
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
ARTICLE 5 ELIGIBILITY AND PARTICIPATION
ARTICLE 6 STOCK OPTIONS
ARTICLE 7 STOCK APPRECIATION RIGHTS
ARTICLE 8 RESTRICTED STOCK
ARTICLE 9 PERFORMANCE UNITS AND PERFORMANCE SHARES
ARTICLE 10 PERFORMANCE MEASURES
ARTICLE 11 BENEFICIARY DESIGNATION
ARTICLE 12 DEFERRALS
ARTICLE 13 RIGHTS OF EMPLOYEES
ARTICLE 14 CHANGE IN CONTROL
ARTICLE 15 AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 16 WITHHOLDING
ARTICLE 17 INDEMNIFICATION
ARTICLE 18 SUCCESSORS
ARTICLE 19 LEGAL CONSTRUCTION

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 21, 2004

      The accompanying proxy is solicited on behalf of the Board of Directors of SouthTrust Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders of SouthTrust to be held at the principal executive offices of SouthTrust, in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama 35203, on Wednesday, April 21, 2004 at 9:00 a.m., Central Time. It is anticipated that this proxy material will be mailed to stockholders on or about March 8, 2004.

      The matters to be considered at the Annual Meeting are (i) the election of four directors, each person to serve a three-year term and until such person’s successor is duly elected and qualified; (ii) the ratification of the selection of SouthTrust’s independent auditors for 2004; (iii) the approval and ratification of the Amended and Restated Senior Officer Performance Incentive Plan; and (iv) the approval and ratification of the 2004 Long-Term Incentive Plan. All shares of Common Stock represented by an executed and completed proxy received by SouthTrust in time for voting at the Annual Meeting will be voted in accordance with the instructions specified thereon, and if no instructions are specified thereon, will be voted for (i) the election of the four nominees named herein as directors; (ii) the ratification of the selection of the independent auditors named herein for 2004; (iii) the approval and ratification of the Amended and Restated Senior Officer Performance Incentive Plan; and (iv) the approval and ratification of the 2004 Long-Term Incentive Plan. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of SouthTrust either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

      All expenses of solicitation of proxies will be paid by SouthTrust. SouthTrust will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting material to the beneficial owners of shares of Common Stock of SouthTrust. In addition to the use of the U.S. Postal System, proxies may be solicited by telephone, by facsimile, by other electronic means or personally by the directors, officers and employees of SouthTrust, who will receive no extra compensation for their services.

      As of February 20, 2004, the record date for the Annual Meeting, there were issued and outstanding 330,330,452 shares of Common Stock of SouthTrust. The holders of each such issued and outstanding share of Common Stock of SouthTrust as of the record date are entitled to one vote per share with respect to each matter to be considered at the Annual Meeting.

      The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of SouthTrust is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by “broker non-votes” (i.e., shares of Common Stock held in record name by brokers or nominees as to which a proxy is received and (i) any required instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum. Since each of the matters to be voted on at the Annual Meeting is determined by a majority of the votes cast at the Annual Meeting, abstentions and broker non-votes will not affect either the election of directors, the ratification of the selection of independent auditors for 2004, the approval and ratification of the Amended and Restated Senior Officer Performance Incentive Plan or the approval and ratification of the 2004 Long-Term Incentive Plan.

ELECTION OF DIRECTORS

      The Restated Bylaws of SouthTrust provide for a Board of Directors of not fewer than three nor more than sixteen members. The Restated Certificate of Incorporation and the Restated Bylaws of SouthTrust provide that the members of the Board of Directors shall be divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years. As of the date of the Proxy Statement, the Board of Directors consists of thirteen persons.

Current Nominees

      The Board of Directors proposes to nominate the four persons named below for election as directors, such persons to serve until the 2007 Annual Meeting of Stockholders and until their successors have been elected and shall have qualified.

      The names, ages and principal occupations during the past five years of the nominees, the year each nominee first became a director of SouthTrust, and the number and percentage of shares of SouthTrust’s Common Stock owned beneficially by each nominee as of February 20, 2004 are as follows:

		Number and Percent
		of Shares of Common
		Stock of SouthTrust
Name, Age and Principal	Director	Beneficially Owned as
Occupation of Nominees	Since	of February 20, 2004

Carl F. Bailey (73)	October 16, 1996	79,440
Chairman, TekQuest		.02%
(manufacturing company),
Formerly President, BDI
(beverage distributor),
Formerly Chairman and
Chief Executive Officer,
South Central Bell Telephone Co.
(telephone and communications)

John M. Bradford (65)	April 23, 1987	66,989 (1)
Chairman,		.02%
Mrs. Stratton’s Salads, Inc.
(processor of prepared salads)

William C. Hulsey (65)	April 16, 1986	2,279,399 (2)
Chairman and Chief Executive Officer,		.69%
Arlington Properties, Inc.
(real estate development)

Wallace D. Malone, Jr. (67)	August 2, 1972	8,369,225 (3)
Chairman, Chief Executive Officer and President,		2.51%
SouthTrust Corporation

(1)	Includes 6,600 shares held by Mr. Bradford’s wife.
(2)	Includes 33,125 shares held by Mr. Hulsey’s wife and 1,940,555 shares held by a family limited liability company of which Mr. Hulsey is Managing Member.
(3)	Includes 109,704 shares held by Mr. Malone’s wife, 915,000 shares held by a limited partnership and 42,164 shares held in a trust, both over which Mr. Malone exercises voting and dispositive power, 1,047,929 shares held in Mr. Malone’s account by the trustee of SouthTrust Corporation’s Employee Profit Sharing Plan as to which Mr. Malone possesses voting power and, by virtue of allocating elections to various funds, possesses dispositive power, 767 shares held in Mr. Malone’s account by the trustee of SouthTrust Corporation’s Employee Stock Ownership Plan as to which the trustee possesses sole dispositive power but as to which Mr. Malone possesses sole voting power, and 3,456,698 shares that are subject to options exercisable within 60 days of February 20, 2004.

      Messrs. Bailey, Bradford, Hulsey and Malone were elected at the 2001 Annual Meeting of Stockholders.

      Unless directed to the contrary, the persons acting under the proxy solicited hereby will vote for the nominees named above. Should any such nominee become unable to accept election, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election in his stead of such other person as the Board of Directors may recommend. Proxies may not be voted for more than four persons.

      THE BOARD OF DIRECTORS OF SOUTHTRUST RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR NAMED ABOVE.

Continuing Directors

      The following tabulation sets forth the names, ages and principal occupations during the past five years of those persons who were elected as directors of SouthTrust at previous Annual Meetings of Stockholders or otherwise (and who will continue to serve as directors following the Annual Meeting), the year each continuing director first became a director of SouthTrust, and the number and percentage of shares of SouthTrust Common Stock owned beneficially by each continuing director as of February 20, 2004:

			Number and Percent
			of Shares of Common
	Current		Stock of SouthTrust
Name, Age and Principal	Term	Director	Beneficially Owned as
Occupation of Directors	Expires	Since	of February 20, 2004

Thomas H. Coley (60)	2006	April 16, 2003	397,941 (1)
Vice Chairman of SouthTrust Corporation			.12%

William A. Coley (60)	2006	April 21, 1999	15,502
Management Consultant, Formerly Group			*
President, Duke Energy Corporation
(electric utility)

Allen J. Keesler, Jr. (65)	2006	January 15, 1992	54,332 (2)
Management Consultant, Formerly President and			.02%
Chief Executive Officer, Florida Power Corporation (electric utility)

Judy M. Merritt (60)	2006	December 7, 2000	4,222
President, Jefferson State Community College			*
(public community college)

Van L. Richey (54)	2006	December 18, 1996	21,584
President and Chief Executive Officer, American			.01%
Cast Iron Pipe Company (iron pipe manufacturer)

David J. Cooper (58)	2005	April 16, 2003	31,940
President, Cooper/ T. Smith Corporation			.01%
(stevedoring and maritime related company)

Garry N. Drummond, Sr. (65)	2005	April 18, 2001	171,014 (3)
Chief Executive Officer and Chief Operating			.05%
Officer, Drummond Company, Inc. (mining and real estate development)

H. Allen Franklin (59)	2005	April 20, 1994	44,922 (4)
Chairman, President and Chief Executive			.01%
Officer, The Southern Company (electric utility), Formerly President and Chief Executive Officer, Georgia Power Company (electric utility)

Donald M. James (55)	2005	December 16, 1998	17,860
Chairman and Chief Executive Officer, Vulcan			.01%
Materials Company (construction materials and chemicals)

(1)	Includes 767 shares held in Mr. Coley’s account by the trustee of SouthTrust Corporation’s Employee Stock Ownership Plan as to which the trustee possesses sole dispositive power but as to which Mr. Coley possesses sole voting power, and 221,504 shares subject to stock options exercisable within 60 days of February 20, 2004.

(2)	Includes 10,874 shares held by Mr. Keesler’s wife and 20,000 shares held by a Keesler family limited partnership.

(3)	Includes 54,000 shares that are owned by Mr. Drummond’s wife, and 56,000 shares held by a partnership over which Mr. Drummond exercises dispositive voting power.

(4)	Includes 10,000 shares that are owned by Mr. Franklin’s wife.

*	Indicates ownership of less than 0.01% of the outstanding SouthTrust Common Stock.

      Of the directors named above, Messrs. Franklin, James and Drummond were elected at the 2002 Annual Meeting of Stockholders, Dr. Merritt and each of Messrs. William Coley, Keesler and Richey were elected at the 2003 Annual Meeting of Stockholders, Mr. Cooper was elected by the Board of Directors at the meeting of the board held on April 16, 2003, to fill a vacancy on the Board of Directors, and Mr. Thomas Coley was elected by the Board of Directors at the meeting of the board held on April 16, 2003, to fill a vacancy on the Board of Directors created by an increase in the number of directors approved at that meeting. All of such persons are to serve for the terms indicated.

      Mr. Bailey is a trustee of Colonial Properties Trust. Mr. William Coley is a director of British Energy, plc, and CT Communications, Inc. Mr. Cooper is a director of Alabama Power Company. Mr. Franklin is a director of The Southern Company, Georgia Power Company, Alabama Power Company, Gulf Power Company and Vulcan Materials Company. Mr. James is a director of Vulcan Materials Company, Protective Life Corporation and The Southern Company. Dr. Merritt is a director of Energen Corporation. Mr. Malone is a director of Alabama Power Company. Each of these corporations has securities registered under the Securities Exchange Act of 1934.

Human Resources Committee

      SouthTrust has a Human Resources Committee of the Board of Directors, consisting of Messrs. Bailey, Franklin and Hulsey (with Mr. Bailey serving as Chairman), which sets compensation for the executive officers of SouthTrust and administers the employee benefit plans of SouthTrust, including the Amended and Restated Senior Officer Performance Incentive Plan, the Amended and Restated Long-Term Incentive Plan (including the predecessor stock option plans) and the Discount Stock Payroll Purchase Plan. The Employee Stock Ownership Plan is administered by an administrative committee named by the Human Resources Committee. The Human Resources Committee held seven meetings during 2003.

Corporate Governance Committee

      SouthTrust has a Corporate Governance Committee of the Board of Directors, consisting of Messrs. Bailey, Keesler, Bradford and Drummond (with Mr. Bailey serving as Chairman). Among its other duties, the Corporate Governance Committee also serves as the nominating committee of the Board of Directors. The Corporate Governance Committee held six meetings during 2003. The Corporate Governance Committee has a written committee charter, adopted by the Board of Directors in December 2003, which is available to stockholders on SouthTrust’s website, www.southtrust.com and is attached to this Proxy Statement as Appendix A. Each of the members of the Corporate Governance Committee is independent as defined by the National Association of Securities Dealers, Inc. (“NASD”) in its Rule 4200.

      The Board of Directors delegates the screening and search for new directors to the Corporate Governance Committee. Nominees for service as director are generally suggested by current board members and management of SouthTrust. The Corporate Governance Committee does not consider nominees for director recommended by stockholders. Stockholders may make nominations for the election of directors at a meeting of the stockholders called to elect directors by complying with the procedures for nominations set forth in SouthTrust’s Restated Certificate of Incorporation.

      When a vacancy occurs on the Board of Directors, the Corporate Governance Committee will meet to discuss potential candidates to fill the vacancy. The committee reviews the qualifications of any individuals who have previously been suggested to the committee by other board members or management, and, if necessary, will seek additional candidates. After discussing each potential nominee, the committee will meet with all of the directors of SouthTrust to discuss the candidates and to solicit additional suggestions. The candidate who has received the most support from the directors will be contacted to discuss whether the candidate would be willing and able to serve on SouthTrust’s Board of Directors. The committee will then make its recommendation to the full Board of Directors for their consideration.

      When an incumbent director is up for re-election, the Corporate Governance Committee will evaluate such incumbent director prior to recommending that the Board of Directors re-nominate such individual for re-election. The committee’s evaluation of an incumbent director involves a review of whether such director continues to meet the general and specific criteria established by the committee and will continue to contribute significantly toward satisfying the overall mix of specific criteria identified by the committee. The evaluation will be based on a careful consideration of each such individual’s contributions, including the value of his or her experience as a director of SouthTrust, the availability of new director candidates who may offer unique contributions, and SouthTrust’s changing needs.

      The Corporate Governance Committee recently approved formal candidate identification, evaluation and selection criteria. In establishing minimum qualifications and standards for director candidates, the Corporate Governance Committee has determined that each director candidate should have appropriate skills, experiences and other characteristics to provide qualified service on the board and should be an individual of the highest character and integrity with an inquiring mind, vision and a willingness to participate actively in the duties of the board. Candidates should have no prior history of personal bankruptcy, and no prior convictions for criminal offenses, including misdemeanors (other than minor traffic violations and similar offenses). Each candidate should have the ability to work well with others, but yet be willing to ask probing questions when necessary, and should be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director. Each candidate should be willing and able to devote sufficient time to the affairs of SouthTrust and be diligent in fulfilling the responsibilities of a director and board committee member (including developing and maintaining sufficient knowledge of SouthTrust and the banking and financial services industry, reviewing and analyzing reports and other information important to board and committee responsibilities, preparing for, attending and participating in board and committee meetings, and satisfying appropriate orientation and continuing education guidelines). Each candidate should also have the capacity and desire to represent the balanced, best interests of the stockholders as a whole.

      In addition to the foregoing general criteria, the Corporate Governance Committee is responsible for developing and re-evaluating as appropriate a set of specific criteria outlining the skills, experience, particular areas of expertise, specific backgrounds and other characteristics that should be represented on the Board of Directors. In accordance with the specific criteria identified by the Committee, each director should have an understanding of the banking and financial services industry and should be familiar with SouthTrust’s geographic market. The Committee also limits the number of other public company boards on which directors may serve in order to ensure that each director is able to devote sufficient time to his or her duties as a director of SouthTrust. Each director should have an understanding of the requirements for operating a large business, whether public or private. Finally, each new independent director candidate considered for service on SouthTrust’s Audit Committee should have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual’s financial sophistication as a result of supervising and/or managing these functions.

Audit Committee

      SouthTrust has an Audit Committee of the Board of Directors which is comprised of three independent members, as defined by NASD Rule 4200. SouthTrust’s Common Stock is traded on the Nasdaq Stock Market, Inc., which is a subsidiary of NASD. The Audit Committee recommends to the Board of Directors the independent auditors to be selected as SouthTrust’s auditors and reviews the audit plan, financial statements and audit results. The Audit Committee also reviews the internal audit reports of SouthTrust and its affiliates and reviews comments from the affiliates as to exceptions, if any, noted in the reports. The Audit Committee held nine meetings during 2003.

      The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2003 with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Codification of Statements on Auditing Standards, AU § 380), Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in SouthTrust’s Annual Report on Form 10-K for filing with the Commission.

      The names of each member of SouthTrust’s Audit Committee are: Allen J. Keesler, Jr., William A. Coley and William C. Hulsey (with Mr. Keesler serving as Chairman). The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis. SouthTrust’s Board of Directors has determined that at least one member of the Committee, Mr. Keesler, is an audit committee financial expert, as such term is defined in Item 401(h)(2) of Regulation S-K under the federal securities laws. Mr. Keesler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

Stockholder Communications

      Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the Secretary of SouthTrust, John D. Buchanan, SouthTrust Tower, 420 North 20th Street, A-001-TW-3205, Birmingham, Alabama 35203. The Secretary of SouthTrust will review all such correspondence and will regularly forward to the board copies of all such correspondence that, in the opinion of the Secretary, deals with the functions of the board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by SouthTrust that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of SouthTrust’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Compensation of Directors

      During the year ended December 31, 2003, the Board of Directors held five regular meetings and no special meetings. All directors attended more than 75% of the meetings of the Board of Directors (including any meetings of any committee thereof of which they are members). SouthTrust encourages all members of the Board of Directors to attend the annual meetings of stockholders and of the Board of Directors, and in 2003 all members of the Board of Directors were in attendance at the 2003 Annual Meeting of Stockholders and the 2003 Annual Meeting of the Board of Directors.

      Directors of SouthTrust were paid $4,500 per calendar quarter and, in addition, $3,000 per regular and special meeting attended and $750 per committee meeting attended. Directors who are also employees of SouthTrust are not compensated for their service as directors or for attendance at meetings of the Board of Directors. Directors may receive these fees in cash, or they may participate in two plans maintained by SouthTrust with respect to director’s fees. The Deferred Compensation Plan allows directors to defer director’s fees paid during the year until the earlier of death or attainment of age 70. The Director’s Stock Purchase Plan allows directors to elect that all or any portion of their director’s fees be used to purchase SouthTrust Common Stock on the director’s behalf through the SouthTrust Corporation Dividend Reinvestment and Common Stock Purchase Plan. An amount equal to 25% of the election amount is added to the election amount and used to purchase SouthTrust Common Stock at the then market rate. All of the eligible directors participate in the Director’s Stock Purchase Plan.

Stock Ownership of Certain Executive Officers

      The following tabulation sets forth certain information as of the date indicated with respect to those executive officers of SouthTrust and its subsidiaries (who are not also directors of SouthTrust), including the number and percentage of shares of SouthTrust’s Common Stock owned beneficially by each such person, and with respect to all executive officers and directors of SouthTrust as a group:

			Number and Percent
			of Shares of Common
		Position	Stock of SouthTrust
Name and Age		Held	Beneficially Owned as
of Executive Officer(1)	Office(2)	Since	of February 20, 2004

Julian W. Banton (63)	Former President of	N/A	1,041,733 (3)
	SouthTrust Corporation and		.32%
	Former President and Chief
	Executive Officer of
	SouthTrust Bank
R. Glenn Eubanks (55)	Chairman and Chief	October 1, 2003	350,553 (4)
	Executive Officer of		.11%
	SouthTrust Bank
E. Frank Schmidt (62)	Vice Chairman of	April 1, 2003	603,833 (5)
	SouthTrust Bank		.18%
All Executive Officers and
Directors as a Group (22 persons)	N/A	N/A	14,176,404
			4.23%

(1)	Information with respect to Wallace D. Malone, Jr., Chairman, President and Chief Executive Officer of SouthTrust, and with respect to Thomas H. Coley, Vice Chairman of SouthTrust, is set forth in the preceding tables.
(2)	All officers of SouthTrust and its subsidiaries are elected annually by the Board of Directors of SouthTrust or the respective subsidiary.
(3)	Includes 53,346 shares that are owned by Mr. Banton’s wife, 638,061 shares that are subject to stock options exercisable within 60 days of February 20, 2004, and 767 shares held in Mr. Banton’s account by the trustee of SouthTrust Corporation’s Employee Stock Ownership Plan as to which the trustee possesses sole dispositive power but as to which Mr. Banton possesses sole voting power.
(4)	Includes 450 shares that are owned by Mr. Eubanks’ wife, 19,933 shares held in Mr. Eubanks’ account by the trustee of SouthTrust Corporation’s Employee Profit Sharing Plan as to which Mr. Eubanks possesses voting power and, by virtue of allocating elections to various funds, possesses dispositive power, 767 shares held in Mr. Eubank’s account by the trustee of SouthTrust Corporation’s Employee Stock Ownership Plan as to which the trustee possesses sole dispositive power but as to which Mr. Eubanks possesses sole voting power, and 185,002 shares subject to stock options exercisable within 60 days of February 20, 2004.
(5)	Includes 2,012 shares held in a custodial capacity by Mr. Schmidt’s wife, 300 shares held in an IRA for the benefit of Mr. Schmidt, 42,095 shares held in Mr. Schmidt’s account by the trustee of SouthTrust Corporation’s Employee Profit Sharing Plan as to which Mr. Schmidt possesses voting power and, by virtue of allocating elections to various funds, possesses dispositive power, 767 shares held in Mr. Schmidt’s account by the trustee of SouthTrust Corporation’s Employee Stock Ownership Plan as to which the trustee possesses sole dispositive power but as to which Mr. Schmidt possesses sole voting power, and 225,504 shares subject to stock options exercisable within 60 days of February 20, 2004.

APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS

      In accordance with the recommendation of the Audit Committee, SouthTrust’s Board of Directors has appointed KPMG LLP to serve as the principal independent auditor of SouthTrust for the year 2004, and that appointment is being submitted to the stockholders for ratification by majority vote.

      KPMG LLP served as SouthTrust’s principal independent auditor for the year ended December 31, 2003, and a representative of the firm is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

      On April 10, 2002, SouthTrust determined not to renew the engagement of Arthur Andersen LLP as SouthTrust’s principal independent auditor and appointed KPMG LLP to serve as the principal independent auditor for fiscal year 2002.

      During the interim period from the fiscal year ended December 31, 2001 through April 10, 2002, there were no disagreements between SouthTrust and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

      Arthur Andersen LLP did not prepare an audit report on the consolidated financial statements of SouthTrust and subsidiaries for either of the fiscal years ended December 31, 2003 or 2002. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the period beginning January 1, 2002 through April 10, 2002. During that same period, SouthTrust did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

      Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal years ended December 31, 2003 and 2002, respectively.

	2003	2002

Audit Fees	$752,000	$644,000
Audit-Related Fees(1)	$391,000	$161,000
Tax Fees(2)	$1,238,000	$55,000
All Other Fees	0	0

(1)	Audit-related fees consisted primarily of issuances of internal control reports, audits of financial statements of employee benefit plans, review of registration statements and issuances of consents.
(2)	Tax fees consisted of tax compliance and tax consulting services.

Approval of Independent Auditor Services and Fees

      All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. It is the policy of the Audit Committee, as set forth in the Audit Committee Charter, to pre-approve, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to SouthTrust by its independent auditors, other than such non-audit services as are prohibited by law to be performed by the independent auditors and other than as provided in the de minimus exception set forth in applicable provisions of the federal securities laws. The committee may delegate to one or more designated members of the committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full committee at each of its scheduled meetings. The committee has delegated to each of its members the authority to grant the required pre-approvals. In 2003, Mr. Keesler exercised the delegated pre-approval authority with respect to certain matters and reported all pre-approval decisions to the full Audit Committee which ratified each such decision.

      THE BOARD OF DIRECTORS OF SOUTHTRUST RECOMMENDS A VOTE FOR THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY WILL BE VOTED FOR THIS PROPOSAL.

APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED
SENIOR OFFICER PERFORMANCE INCENTIVE PLAN
OF SOUTHTRUST CORPORATION

      The Board of Directors of SouthTrust has adopted and amended from time to time the Amended and Restated Senior Officer Performance Incentive Plan, a copy of which is annexed to the Proxy Statement as Appendix B. At the Annual Meeting of Stockholders of SouthTrust held on April 20, 1994, and again at the Annual Meeting of Stockholders of SouthTrust held on April 21, 1999, the stockholders approved and ratified the adoption of the Senior Officer Performance Incentive Plan by the Board of Directors, including the terms and conditions of the performance goals under which compensation thereunder is to be paid to certain executives of SouthTrust and its subsidiaries. Under Section 162(m) of the Code, the stockholders are required to reapprove the material terms of the performance goals set forth in the Senior Officer Performance Incentive Plan within 5 years after the initial approval and again within 5 years after each such reapproval and ratification. The Board of Directors recommends that the stockholders approve and ratify the Senior Officer Performance Incentive Plan, which contains substantially the same terms and conditions as the Senior Officer Performance Incentive Plan approved by the stockholders in 1999, except that the definition of “Senior Officer” has been amended to mean “executive officer” as defined under the federal securities laws. By approving the Senior Officer Performance Incentive Plan, as amended, the stockholders are approving the performance criterion utilized under the plan.

      The goal of the Senior Officer Performance Incentive Plan is to compensate executives of SouthTrust and its subsidiaries for performance that contributes significantly to the success and profitability of SouthTrust and enhances the return to the stockholders of SouthTrust. The Senior Officer Performance Incentive Plan is administered by the Human Resources Committee. Under the Senior Officer Performance Incentive Plan, the executive officers (as that term is defined in Rule 16a-1(f) under the Securities and Exchange Act of 1934, as amended) of SouthTrust are eligible for selection by the Human Resources Committee to participate in the Senior Officer Performance Incentive Plan. There are approximately ten persons in this category of executives eligible for selection to participate. Pursuant to the Senior Officer Performance Incentive Plan, the Human Resources Committee, after consultation with the Chairman of the Board of Directors, selects the executives who will participate in the Senior Officer Performance Incentive Plan for the ensuing fiscal year, and then determines the award opportunities as well as the performance criteria that must be met for such executives to obtain such awards; the Human Resources Committee, acting in executive session and without participation of the Chairman, determines the award opportunities and performance criteria for the Chairman. Award opportunities are expressed as a percentage, or range of percentages, of each participant’s annual base salary as of the first day of the ensuing fiscal year, and may vary for each participant and from year to year, but in no event may the Human Resources Committee grant an award to any participant under the Senior Officer Performance Incentive Plan that would result in any participant receiving under the Senior Officer Performance Incentive Plan more than $4,000,000 for any fiscal year. The performance criterion that must be met for each participant is expressed as a dollar amount of net income, after taxes, of SouthTrust or, if appropriate, one of its subsidiaries. Criterion for each participant constitutes confidential commercial or business information, the disclosure of which would affect SouthTrust adversely. For fiscal 2004, the Human Resources Committee has determined that target awards for participants under the Senior Officer Performance Incentive Plan will range from 66.67% to 133.34% of a participant’s annual base salary. Given the range of base salaries of participants under the Senior Officer Performance Incentive Plan for 2004, the highest target award that may be earned for 2004 by any participant under the Senior Officer Performance Incentive Plan is $1,333,400. The Senior Officer Performance Incentive Plan provides that following the close of each fiscal year of SouthTrust, the Human Resources Committee shall determine the relative performance of each participant by comparing the actual results of operations of SouthTrust or, if appropriate, one of SouthTrust’s subsidiaries, for the year to the performance criterion that were assigned to each participant by the Human Resources Committee. For 2004, the Human Resources Committee has determined that an award shall be deemed to be earned by a participant only if 95% of a participant’s performance criterion is achieved. If 95% of a participant’s performance criterion is achieved, the participant will earn 50% of the participant’s target award. If 105% of the target is reached, the participant will earn 150% to 200% (depending upon the participant’s position) of the target award. For results ranging between 95% and 105% of a participant’s performance criterion, incremental percentages of the target award will be deemed to be earned. In 2004, if more than 105% of a participant’s performance criterion is achieved, the target award earned by the participant would increase, but at a slower rate than awards for achieving 100% to 105% of the performance criterion.

      The Human Resources Committee may amend the Senior Officer Performance Incentive Plan. Although the terms of the plan itself do not require stockholder approval of amendments, any amendment which would modify the material terms of the plan, including any amendment that would increase the cost of the plan to SouthTrust or would alter the allocation of benefits as between the persons and groups identified in the table below under “New Plan Benefits,” would need stockholder approval to continue to meet the requirements of Section 162(m) of the Code for deductibility of compensation paid thereunder. SouthTrust intends to continue to meet the requirements of Section 162(m) of the Code with respect to the Senior Officer Performance Incentive Plan, and thus intends to seek stockholder approval of any amendments which would modify the material terms of the plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED SENIOR OFFICER PERFORMANCE INCENTIVE PLAN. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED FOR THIS PROPOSAL.

APPROVAL AND RATIFICATION OF THE
2004 LONG-TERM INCENTIVE PLAN
OF SOUTHTRUST CORPORATION

      At a meeting in January 2004, the Board of Directors of SouthTrust adopted a new SouthTrust Corporation Long-Term Incentive Plan (the “2004 Long-Term Incentive Plan”), subject to the approval of the stockholders by a majority of the votes cast at the Annual Meeting and retroactive to January 1, 2004. The 2004 Long-Term Incentive Plan reserves 25,000,000 shares of SouthTrust common stock for issuance to certain key employees and to directors of the Company in the form of stock options, stock appreciation rights (“SARs”), restricted stock and performance units/shares. A copy of the 2004 Long-Term Incentive Plan is annexed to the proxy statement as Appendix C. The stockholders are being asked to approve and ratify the 2004 Long-Term Incentive Plan.

      The 2004 Long-Term Incentive Plan is a new plan intended to replace the SouthTrust Corporation Long-Term Incentive Plan adopted in 1996 and amended from time to time thereafter (the “1996 Long-Term Incentive Plan”). If the 2004 Long-Term Incentive Plan is adopted by the stockholders of the Company, the Human Resources Committee may immediately begin to grant awards under the 2004 Long-Term Incentive Plan. If the 2004 Long-Term Incentive Plan is adopted by the stockholders, the Board of Directors intends that no further awards will be made under the 1996 Long-Term Incentive Plan.

      As described in the Human Resources Committee Report on Executive Compensation, one of the fundamental components of compensation for the key employees of SouthTrust is long-term incentive compensation. Since the inception of the 1996 Long-Term Incentive Plan, the Human Resources Committee has used that plan as its sole means of providing long-term growth-related incentives to motivate and more closely align the interests of those employees with the stockholders of SouthTrust. In addition, the 1996 Long-Term Incentive Plan has also provided SouthTrust with greater flexibility in attracting and retaining key executive and managerial employees and has allowed SouthTrust to provide incentive compensation opportunities that are competitive with those of other major corporations. The adoption of the 2004 Long-Term Incentive Plan will allow SouthTrust to continue to achieve and further these goals in future years and will additionally provide SouthTrust with a means of providing long-term growth-related incentives to non-employee directors.

      The 2004 Long-Term Incentive Plan is designed to provide for several types of awards, including (i) stock options with a fair market value exercise price at the date of grant and (ii) restricted stock or performance unit/shares that are conditioned on the satisfaction of certain performance criteria, all of which are generally intended to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), that would be exempt from certain deductibility limits. The performance criteria are chosen by the Human Resources Committee from among the following measures: return on average stockholder’s equity; return on average assets; net income; earnings per common share; total stockholder return; and such other criteria as may be established by the Human Resources Committee in writing.

      The 2004 Long-Term Incentive Plan shall be administered by the Human Resources Committee of the Board of Directors. It is intended that the Human Resources Committee will at all times be made up of “disinterested persons” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, as applicable to SouthTrust from time to time, and that all of its members will be “outside directors” within the meaning of Section 162(m) of the Code. Under the 2004 Long-Term Incentive Plan, the Human Resources Committee (i) selects the key employees to receive awards from time to time, (ii) makes awards in such amounts as it determines, (iii) imposes such limitations, restrictions and conditions upon awards as it deems appropriate, (iv) establishes performance targets and allocation formulas for awards of restricted stock or performance shares intended to be “qualified performance-based compensation” under Section 162(m) of the Code, (v) certifies the attainment of performance goals, if applicable, as required by Section 162(m) of the Code, (vi) interprets the 2004 Long-Term Incentive Plan and adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the 2004 Long-Term Incentive Plan, (vii) corrects any defect or omission or reconciles any inconsistency in the 2004 Long-Term Incentive Plan or any award granted thereunder and (viii) makes all other determinations and takes all other actions necessary or advisable for the implementation and administration of the 2004 Long-Term Incentive Plan. Under certain circumstances, the vesting and/or restrictions of any outstanding award may be accelerated or waived. No awards will be made under the 2004 Long-Term Incentive Plan after 10 years from the date of the approval of the 2004 Long-Term Incentive Plan by the stockholders. In no event may an individual receive awards under the 2004 Long-Term Incentive Plan for a given calendar year covering in excess of 1,125,000 shares, and the cash portion of any award under the 2004 Long-Term Incentive Plan to any individual is limited to $4,000,000 for a given calendar year.

      Only “key employees” and directors (including non-employee directors) of SouthTrust may participate in the 2004 Long-Term Incentive Plan. “Key employees” are those employees of SouthTrust who occupy managerial or other important positions and who have made significant contributions to the business of SouthTrust, as determined by the Human Resources Committee. Approximately ten to fifteen percent of all employees of SouthTrust, as such employees exist from time to time, are expected to participate. As of the date of the initial mailing of this proxy material, fifteen percent of the employees of SouthTrust represents approximately 1800 persons. As of the date of the initial mailing of this proxy material, the Board of Directors is composed of thirteen persons, of whom eleven are non-employee directors. The Human Resources Committee, in its discretion, will select the award recipients.

      The 2004 Long-Term Incentive Plan reserves 25,000,000 shares of Common Stock for issuance pursuant to awards granted thereunder. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split or similar recapitalization, the aggregate number of shares of Common Stock with respect to which awards may be made under the 2004 Long-Term Incentive Plan, and the terms, types of shares and number of shares of any outstanding awards under the 2004 Long-Term Incentive Plan will be appropriately adjusted.

      The 2004 Long-Term Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices which are not less than the fair market value of shares of Common Stock at the close of business on the date of grant. The 2004 Long-Term Incentive Plan also provides for the grant of SARs (either in tandem with stock options or freestanding), which entitle holders upon exercise to receive either cash or shares of Common Stock or a combination thereof, as the Human Resources Committee in its discretion shall determine, with a value equal to the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value of such shares on the date of grant (or, if different, the exercise price of the related option in the case of a tandem SAR). The market value of Common Stock as of February 20, 2004 was $33.49 per share.

      Awards of options under the 2004 Long-Term Incentive Plan, which may be either incentive stock options (which qualify for special tax treatment) or non-qualified stock options, are determined by the Human Resources Committee. The terms and conditions of each option and of any SAR are to be determined by the Human Resources Committee at the time of grant.

      Exercise of an option (or an SAR) will result in the cancellation of any related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Options and SARs granted under the 2004 Long-Term Incentive Plan will expire not more than 10 years from the date of grant, and the option agreements entered into with the optionees will specify the extent to which options and SARs may be exercised during their respective terms, including in the event of the optionee’s death, disability or termination of employment. Payment for shares issuable pursuant to the exercise of an option may be made either in cash or by tendering shares of Common Stock with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

      The 2004 Long-Term Incentive Plan provides for the issuance of shares or restricted stock to such key employees and directors and on such terms and conditions as determined from time to time by the Human Resources Committee. The restricted stock award agreement with a participant will set forth the terms of the award, including the applicable restrictions. Such restrictions may include the continued service of the participant with SouthTrust, the attainment of specified performance goals or any other condition deemed appropriate by the Human Resources Committee.

      The stock certificates evidencing the restricted stock will bear an appropriate legend and will be held in the custody of SouthTrust until the applicable restrictions have been satisfied. Subject to certain limited exceptions, the participant cannot sell, transfer, pledge, assign or otherwise alienate or hypothecate shares of restricted stock until the applicable restrictions have been satisfied. Once the restrictions are satisfied, the shares will be delivered to the participant. During the period of restriction, the participant may exercise full voting rights with respect to the restricted stock. The participant will also be credited with dividends with respect to the restricted stock. Such dividends may be payable currently or may be subject to additional restrictions (including restrictions as to the time of payment) as determined by the Human Resources Committee and set forth in the award agreement.

      In addition to restricted stock, the Human Resources Committee may award performance units/shares to selected key employees. The value of a performance unit/share will equal the fair market value of a share of Common Stock. The 2004 Long-Term Incentive Plan provides that the number of performance units/shares granted and/or the vesting of performance units/shares can be contingent on the attainment of certain performance goals or other conditions over a period of time (the “Performance Period”), all as determined by the Human Resources Committee and evidenced by an award agreement. During the Performance Period, the Human Resources Committee will determine what number (if any) of performance units/shares have been earned. Earned performance units/shares may be paid in cash, shares of Common Stock or a combination thereof having an aggregate fair market value equal to the value of the earned performance units/shares as of the payment date. Common Stock used to pay earned performance units/shares may have additional restrictions as determined by the Human Resources Committee. Earned but unpaid performance units/shares may be entitled to dividends as determined by the Human Resources Committee and evidenced in the award agreement.

Federal Income Tax Treatment

      Incentive stock options (“ISOs”) granted under the 2004 Long-Term Incentive Plan will be subject to the applicable provisions of the Code, including Section 422 of the Code. If shares of Common Stock are issued to an optionee upon the exercise of an ISO, and if no “disqualifying disposition” of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (iii) upon sale of the shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular income tax purposes, as a long-term capital gain and any loss sustained will be a long-

term capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a “disqualifying disposition” of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the “bargain purchase element”) and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a “disqualifying disposition” will be taxable as capital gain to the holder (for which the Company will not be entitled a federal income tax deduction). Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

      With respect to nonqualified stock options (“NQSOs”) granted to optionees under the 2004 Long-Term Incentive Plan, (i) no income is realized by the optionee at the time the NQSO is granted, (ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year.

      Upon becoming entitled to receive shares at the end of the applicable restriction period without forfeiture, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares at that time. However, a recipient who elects under Section 83(b) of the Code, within 30 days of the date of the transfer of such shares, will have ordinary taxable income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of transfer of such shares, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

      A participant who is awarded performance units/shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When a participant receives payment for performance units/shares in cash or shares of common stock, the amount of the cash and the fair market value of the shares received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. However, if there is a substantial risk that any shares used to pay out earned performance shares will be forfeited (for example, because the Human Resources Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make a Section 83(b) election under the Code as previously described. The Company is entitled to take the deduction attributable to such shares at the time the income is recognized by the participant.

NEW PLAN BENEFITS

      As indicated above, the Senior Officer Performance Incentive Plan was in effect during the last fiscal year. The Human Resources Committee cannot determine, as of the date of this proxy statement the amount of awards for 2004 under the Senior Officer Performance Incentive Plans, since those awards will be based upon performance for fiscal 2004. The 2004 Long-Term Incentive Plan was not in effect during the last fiscal year, but its terms and provisions are substantially similar to the terms and provisions of the 1996 Long-Term Incentive Plan. In January 2004, the Human Resources Committee granted certain stock options and performance units under the 1996 Long-Term Incentive Plan. The following tabulation reflects certain information respecting the amounts of the awards that were received by the following persons under the Senior

Officer Performance Incentive Plan in 2003 and the awards that were granted to the following persons for 2004 under the 1996 Long-Term Incentive Plan.

	Long-Term Incentive Plan
			Senior
	Number of	Number	Officer Plan
	Stock Options	of Units	Dollar Value
Name and Position	Granted(1)	Granted(2)	of Award(4)

Wallace D. Malone, Jr.	350,000	40,500	$1,726,248
Chairman, Chief Executive Officer
and President of SouthTrust

Julian W. Banton	-0-	-0-	$788,439
Former President of SouthTrust and
Former President and Chief Executive
Officer of SouthTrust Bank

Thomas H. Coley	150,000	17,500	$271,021
Vice Chairman of SouthTrust

R. Glenn Eubanks	100,000	12,500	$333,166
Chairman and Chief Executive
Officer of SouthTrust Bank

E. Frank Schmidt	75,000	10,000	$-0- (5)
Vice Chairman of SouthTrust Bank

Executive Officer Group	822,000	105,000	$3,297,626

Non-Executive Director Group	-0- (3)	-0- (3)	$-0- (6)

Employee Group	2,933,750	137,500	$-0- (6)

(1)	Represents grants of stock options made pursuant to Article 6 of the 1996 Long-Term Incentive Plan to the persons described above with respect to fiscal 2004.
(2)	Represents grants of performance units made pursuant to Article 9 of the 1996 Long-Term Incentive Plan to the persons described above with respect to fiscal 2004.
(3)	Non-executive directors were not eligible to participate in the 1996 Long-Term Incentive Plan, but will be eligible to participate in the 2004 Long-Term Incentive Plan.
(4)	Represents payments made pursuant to the Senior Officer Performance Incentive Plan to the persons described above with respect to fiscal 2003. For fiscal 2004, it is possible that payments made under the Senior Officer Performance Incentive Plan to such persons may increase. The amounts of the payments for fiscal 2004 are dependent upon the performance of the participants for fiscal 2004 and therefore cannot be determined at this time.
(5)	Mr. Schmidt was not included among the participants in the Senior Officer Performance Incentive Plan in 2003, but is a participant in the plan for 2004. If Mr. Schmidt had been a participant in this plan for 2003, he would have received $271,013 under this plan. Mr. Schmidt instead received $315,797 in 2003 under the Officer Performance Incentive Plan.
(6)	Non-executive officer directors of SouthTrust and employees of SouthTrust and its subsidiaries who are not executive officers of SouthTrust are not eligible to receive awards pursuant to the Senior Officer Performance Incentive Plan.

EXECUTIVE COMPENSATION

      The following information provides certain details concerning the cash and equity-based compensation payable to certain executives of SouthTrust as well as certain other information.

Five Year Total Stockholder Return

      The following indexed graph compares the cumulative total stockholders’ return on SouthTrust Common Stock for the past five years with the cumulative total return of the Standard and Poor’s 500 Index and the Standard and Poor’s 500 Banks Index during the same period. This presentation assumes that $100 was invested in shares of the relevant issuers on December 31, 1998, and that dividends received were immediately reinvested in additional shares. The graph depicts the value of the initial $100 investment at one-year intervals.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

SOUTHTRUST CORPORATION
(Performance through December 31, 2003)

	12/98	12/99	12/00	12/01	12/02	12/03

SouthTrust Corporation	$100	$104.80	$116.77	$144.84	$149.84	$203.32
S&P 500 Index	$100	$121.01	$109.99	$96.98	$75.59	$97.24
S&P 500 Banks Index	$100	$86.28	$102.58	$102.58	$101.55	$128.60

Report of the Human Resources Committee on Executive Compensation

      The Human Resources Committee of the Board of Directors of SouthTrust annually establishes the compensation of the executive officers of SouthTrust and certain of its subsidiaries. The primary objective of the Human Resources Committee is to ensure that the compensation programs for executives motivate executives to produce superior performance for SouthTrust and to provide superior returns to stockholders of SouthTrust. As a part of this annual process, the Human Resources Committee reviews a number of compensation surveys produced by various compensation consulting firms. While this survey data includes banking institutions from across the country, the Committee primarily concentrates on data from SouthTrust’s peer institutions, which the Committee considers to be regional banks and bank holding companies with total assets ranging from $20 to $120 billion. Although this group is not identical to the Standard and Poor’s 500 Banks Index, many of these institutions are included in the index. These peer institutions were selected because they are located within SouthTrust’s operating region and are of an asset size that is significant but not greatly in excess of SouthTrust’s asset size.

      Particularly for the 2003 compensation review, the Committee engaged a major human resources consulting firm to prepare a detailed analysis and competitive review for all of the executive officers of the company as well as certain other officers. This analysis included base compensation levels as well as short-term and long-term incentive opportunities and actual awards and payments made pursuant to the opportunities provided. Compensation plans and levels for 2003 were then established after a careful review of the special study to ensure that the total compensation opportunity afforded each executive compares favorably to similarly situated executives at peer institutions.

      A significant portion of an executive’s total compensation is variable and is based on short-term and long-term performance of SouthTrust. Short-term performance of SouthTrust is rewarded, in the case of the senior executive officers of SouthTrust, by annual cash bonuses under the Senior Officer Performance Incentive Plan and, in the case of certain other executives of SouthTrust, by annual cash bonuses under a similar incentive plan, the amount and criterion of which are established in advance by the Human Resources Committee. The 1996 Long-Term Incentive Plan (and prior to its adoption, predecessor stock option plans of SouthTrust) is the principal mechanism for rewarding executives for the long-term performance of SouthTrust. Provided that stockholders approve its adoption, the 2004 Long-Term Incentive Plan will fill this function in the future.

      The following is a description of the compensation programs of SouthTrust and the manner in which such plans relate to the objectives outlined above:

Base Salary

      The base salaries of the five highest paid executives of SouthTrust are listed in the Summary Compensation Table. The base salary of each executive is reviewed annually by the Human Resources Committee. Each executive’s base pay is determined by considering the performance of the individual as well as the executive’s experience and total responsibility in comparison to other executives of SouthTrust and executives of peer institutions. In doing so, the Human Resources Committee seeks to ensure that the base salary of each executive is competitive and rewards the executive for the executive’s performance and total contribution to the success of SouthTrust.

      In granting the 2003 salary increases as represented in the following Summary Compensation Table, the Human Resources Committee considered each of the factors identified above and additionally compared executive base salaries to the base salaries of comparable executives of peer institutions as reported in the special study prepared for the committee. Comparing SouthTrust to this survey data of peer institutions of its approximate size and without any regard for any other variable, the surveys indicated that the base salaries of the executives of SouthTrust listed in the Summary Compensation Table prior to the increases granted were below the average of base salaries reported by such peer institutions except for the Chief Executive Officer of SouthTrust Bank, whose base compensation was above average for all comparable institutions included in the study, and the Chief Executive Officer of SouthTrust, whose compensation is discussed below under “Chief Executive Officer Compensation”.

Annual Incentive Compensation

      The Senior Officer Performance Incentive Plan is designed to reward senior executives annually for achieving the after-tax net income goals of SouthTrust for the preceding year. Upon completion of the business plan for the forthcoming year, the Chief Executive Officer of SouthTrust presents to the Human Resources Committee the net income goal of SouthTrust on a consolidated basis for such year. The Senior Officer Performance Incentive Plan has been approved by stockholders and is designed to pay compensation that qualifies as “performance based” compensation under the terms and provisions of Section 162(m) of the Internal Revenue Code. The Company also maintains a companion Officer Performance Incentive Plan that allows for other performance measures besides net income and does not meet the requirements to classify pay as performance based under Section 162.

      With respect to the executive officers named in the Summary Compensation Table, the potential incentive award for each executive under either the Senior Officer Performance Incentive Plan or its companion Officer Performance Incentive Plan is dependent upon each executive’s level of responsibility and the judgement of the Human Resources Committee of the executive’s potential contribution to the achievement of the particular net income goals. For such executives other than the Chief Executive Officer of SouthTrust, the range of target awards under the plans for 2003 was between 66.67% and 86.67% of the executive’s annual base salary. For 2003, an award was deemed to be earned by a participant only if 95% of target net income was achieved. If 95% of target net income was achieved, the participant would earn 50% of the participant’s target award; that is, between 33.33% and 43.33% of the executive’s annual base salary. If 105% of the target was reached, the participant would earn 150% of the target award; that is, between 100%

and 130% of the executive’s annual base salary. For results ranging between 95% and 105% of a participant’s performance criterion, incremental percentages of the target award would be deemed to be earned. If more than 105% of target net income was achieved, the target award earned by the participant would increase, but at a slower rate than awards for achieving 100% to 105% of the performance criterion. In 2003, the Company achieved 102.95% of the net income goal, awarding the Chief Executive Officer of SouthTrust Bank 112.23% of his 2003 base pay as a short-term cash incentive award, and awarding Messrs. Coley and Eubanks 86.31% of January 2003 annual base rate of pay as a short-term cash incentive. For 2003, Mr. Schmidt was covered under a short-term incentive plan that included criteria other than net income that was specific to his position. Under the terms of the incentive plan, Mr. Schmidt earned 96.13% of December 2003 base rate of pay as a short-term cash incentive.

      The amounts awarded SouthTrust’s five highest paid executives in 2003 under the Senior Officer Performance Incentive Plan or the companion Officer Performance Incentive Plan are included in the Annual Compensation-Bonus column of the Summary Compensation Table. Comparing SouthTrust to the peer institutions described above, the incentive opportunities available to eligible executives under the Senior Officer Performance Incentive Plan and the Officer Performance Incentive Plan were within the competitive range of the market opportunities available at peer institutions, and therefore the committee did not change the incentive opportunities in 2003 for these executives.

Long-Term Incentive Compensation

      The 1996 Long-Term Incentive Plan and the proposed 2004 Long-Term Incentive Plan of SouthTrust make available to the Human Resources Committee various methods of compensating and rewarding executives of SouthTrust, including the grant or award of stock options, stock appreciation rights, restricted stock and performance units/shares. The various grants or awards under the 1996 Long-Term Incentive Plan and the proposed 2004 Long-Term Incentive Plan are used by the Human Resources Committee to reward management decisions that result in the long-term success of SouthTrust. The 1996 Long-Term Incentive Plan was adopted by SouthTrust in 1996 and amended in 1998, 1999 and further amended and restated and ratified in 2000, and except for outstanding grants of stock options, replaced the predecessor stock option plans of SouthTrust. The proposed 2004 Long-Term Incentive Plan is being submitted to the stockholders for their approval at the annual meeting.

      The Human Resources Committee believes that stock ownership encourages and rewards management decisions that result in the long-term success of SouthTrust. In the past, stock options have been one of SouthTrust’s principal long-term incentive mechanisms, and the Human Resources Committee anticipates that the various stock ownership mechanisms offered by the 1996 Long-Term Incentive Plan and the proposed 2004 Long-Term Incentive Plan will be used to further such stock ownership by executives.

      Stock Options and Purchase Rights. The value of stock options is dependent upon an appreciation in the value of the underlying shares of Common Stock. To encourage a long-term perspective, options granted in 2003 have a ten-year exercise period, and cannot be exercised before a three-year period has elapsed from the grant date.

      The Board of Directors of SouthTrust determines the aggregate number of shares of Common Stock to be allocated annually for use in connection with the grant of stock options, and the Human Resources Committee then grants stock options to particular executives. The number of shares of Common Stock subject to options granted by the Human Resources Committee to a particular executive is determined in light of the executive’s level of responsibility, seniority, previous grants of stock options to such executive and the competitiveness of the long-term incentive compensation at SouthTrust compared to peer institutions.

      The total number of shares of Common Stock subject to outstanding stock options as of December 31, 2003, as a percentage of SouthTrust’s then total outstanding Common Stock, is below the median reported by peer institutions of comparable size to SouthTrust.

      The SouthTrust Corporation Discount Stock Payroll Purchase Plan (the “Discount Stock Plan”) is maintained by SouthTrust to provide eligible participants with the opportunity to purchase Common Stock of

SouthTrust at a 15% discount to market price. Annual purchases under the plan are limited to the lesser of $25,000 or 10% of a participant’s annual pay. This plan is intended to be a broad-based stock ownership plan qualified under Section 423 of the Internal Revenue Code, and as such, is not intended to be used as a vehicle for executive compensation.

      Other Stock-Based Incentive Compensation. Under the 1996 Long-Term Incentive Plan and the proposed 2004 Long-Term Incentive Plan, one of the mechanisms available to the Human Resources Committee is the award of performance units/shares. The number of performance units/shares granted to a particular executive, as well as the vesting of such performance units/shares, is contingent upon certain performance goals and/or conditions being met over a period of time. The Human Resources Committee determines whether and to what extent the grants have been earned; such grants are payable in cash, shares of Common Stock of SouthTrust or a combination thereof, as specified in the grant, with the fair market value of performance units/shares (based on the then trading value of SouthTrust’s Common Stock) being determined as of the date earned.

      The percentage of the shares of Common Stock of SouthTrust subject to outstanding grants of performance units/shares as of December 31, 2003 falls below the median percentage reported by peer institutions of comparable size to SouthTrust. In addition, information from the special study reviewed by the committee for 2003 compensation decisions indicated that the expected value of long-term incentive compensation for SouthTrust’s most highly compensated executives, other than the Chief Executive Officer, was below the competitive range of market awards, and in some cases below the 25th percentile of awards reported for comparable executives of peer institutions. Because of this, the Committee increased the number of stock options granted to certain executives as reflected in the Summary Compensation Table as well as the number of performance units/shares for these executives in order to bring the expected value of long-term incentive awards more in line with awards for comparable executives at peer institutions.

      Under the Omnibus Budget Reconciliation Act of 1993 (“OBRA”), Congress has limited to $1 million per year the tax deduction available to public companies for certain compensation paid to designated executive officers. The regulations provide an exception from this limitation for certain performance-based compensation, assuming that various requirements are met. The Senior Officer Performance Incentive Plan and the 1996 Long-Term Incentive Plan are designed to satisfy this exception for awards issued thereunder. The Officer Performance Incentive Plan is not. The stockholders of SouthTrust previously have approved the material terms and conditions of the performance goals under which compensation is to be paid pursuant to the Senior Officer Performance Incentive Plan and the 1996 Long-Term Incentive Plan. Accordingly, SouthTrust anticipates being entitled to deduct an amount equal to the taxable income reportable by each participant in the Senior Officer Performance Incentive Plan and the 1996 Long-Term Incentive Plan as a result of any award made under the respective plan up to a maximum limit of $4,000,000 per participant in any given year with respect to the Senior Officer Performance Incentive Plan and, with respect to the 1996 Long-Term Incentive Plan, up to $3,000,000 per participant in any given year, plus any amounts that may be deductible with respect to grants of stock, stock options or restricted stock, up to 1,125,000 shares per participant in any given year. It is anticipated that awards payable to executives who earn them under the Officer Performance Incentive Plan will also be deductible although the plan is not qualified under this provision of the Internal Revenue Code, because the amount of the awards together with other non-performance based compensation will not exceed the limits established by OBRA. To the extent feasible, the Human Resources Committee of SouthTrust intends that awards of compensation under its various incentive plans to its executive officers qualify for deductibility under OBRA, but the Human Resources Committee and the Board of Directors of SouthTrust reserve the right, in light of the overall goals and objectives of SouthTrust, to exceed such limitation if it is determined to be in the best interest of SouthTrust and its stockholders.

Split Dollar Life Insurance Arrangements

      Mr. Julian Banton, the former Chief Executive Officer and President of SouthTrust Bank and, until December 31, 2003, the President of SouthTrust, and the Company have been parties to certain split dollar life insurance arrangements for several years, under which the Company had agreed to pay annual insurance payments on behalf of Mr. Banton in exchange for Mr. Banton giving up his right to future deferred compensation liabilities of the Company. During 2002, legislative and regulatory issues arose surrounding the treatment of these arrangements, most notably of which was the passage of the Sarbanes-Oxley Act of 2002. Subject to certain limited exceptions, the Sarbanes-Oxley Act of 2002 prohibits public companies from making personal loans to its directors and executive officers. In addition, in the third quarter of 2003, the Internal Revenue Service issued final regulations dealing with the tax treatment of such arrangements. The regulations gave companies and executives until the end of 2003 to modify or terminate existing arrangements. After retirement, Mr. Banton is no longer an executive officer or director subject to the provisions of the Sarbanes-Oxley Act, but is still subject to the final taxation regulation changes implemented by the Internal Revenue Service. Because of the final tax regulations, and the fact that the Sarbanes-Oxley Act provisions would not apply to Mr. Banton following his retirement as an executive officer and director at the end of 2003, it was deemed advisable by the Committee to continue to fulfill its contractual obligations to Mr. Banton after retirement, but to modify the tax treatment of the existing agreements between the Company and Mr. Banton by the end of 2003 as allowed for under the Internal Revenue Service final regulations. These actions have no adverse financial impact on the Company, although they do result in additional tax costs to Mr. Banton.

      In addition, the Company was also a party to a split dollar life insurance arrangement with Mr. Thomas Coley that was assumed by the Company as part of the acquisition of First American Bank of Georgia in 1992. Due to the concerns related to the Sarbanes-Oxley Act and the new Internal Revenue Service regulations, the Committee determined it was in the Company’s best interest to terminate the arrangement with Mr. Coley prior to the end of 2003. As the result of the termination, the Company paid to Mr. Coley the $30,000 balance held in a deferred compensation account related to the split dollar life insurance arrangement. As an inducement to Mr. Coley to terminate the arrangement early and to receive the $30,000 deferred compensation that would be currently taxable, the Committee also agreed to pay an additional amount of $22,586, which is equal to the amount necessary to reimburse Mr. Coley for the income tax liability of the early payment. These amounts are included in the Annual Compensation-Bonus column of the Summary Compensation Table for Mr. Coley. The deferred compensation and the applicable taxes were paid and withheld by the Company in December of 2003. After payment of the deferred compensation, the corresponding split dollar agreement was terminated and Mr. Coley repaid the Company all amounts due and payable in order to terminate the agreement and effectuate the transfer of the life insurance policy prior to the end of the year and in accordance with the Internal Revenue Service regulations.

Chief Executive Officer Compensation

      The Human Resources Committee meets in executive session to review the Chief Executive Officer’s salary and periodically engages independent consultants to advise the Human Resources Committee on the compensation practices of similarly situated institutions. For the 2003 year, the Committee engaged a major Human Resources consulting firm to prepare a detailed analysis and competitive review of the compensation of the Chief Executive Officer (CEO) as well as certain other officers. This analysis included base compensation levels as well as short-term and long-term incentive opportunities and actual awards and payments made pursuant to the opportunities provided. Compensation plans and levels for 2003 were then established after a careful review of the special study to ensure that the total compensation opportunity afforded the CEO compares favorably to CEOs at peer institutions after taking into account the superior performance of SouthTrust and the long and exemplary service of SouthTrust’s CEO.

      For 2003, the Human Resource Committee did not change the base salary of the Chief Executive Officer. The special study prepared for the Committee indicated that the base salary of the CEO of SouthTrust listed in the Summary Compensation Table was approximately 8% above the 50th percentile and 2% below the 75th percentile of base salaries of CEOs reported by southeastern peer institutions.

      For 2003, the Human Resources Committee did not change the minimum and target opportunities available to the Chief Executive Officer under the Senior Officer Performance Incentive Plan. The Chief Executive Officer could have earned a payment under the plan of 66.67% of base compensation if the Company achieved 95% of the target net income goal, and could have received 133.33% of base compensation if the Company achieved 100% of its target net income goal. No award would be earned if less than 95% of the target goal were achieved and incremental percentages of the award would be earned if more than 95% but less than 105% of the goal was achieved. For 2003, if the Company earned 105% of its target net income, an award of 200% of base compensation would be paid. In the event 2003 net income exceeded 105% of target net income, the maximum payable to the Chief Executive Officer could increase, but at a slower rate than awards from 100% of income to 105% of income. In 2003, the Company achieved 102.95% of the net income goal, awarding the Chief Executive Officer 172.62% of his 2003 base pay as a short-term cash incentive. This amount is reported in the following Summary Annual Compensation table. When compared to the annual target short-term incentive opportunities of chief executive officers at peer institutions, the Chief Executive Officer’s target opportunity is slightly in excess of the 50th percentile of target bonus opportunities reported.

      During 2003, the Chief Executive Officer was granted annual stock options to purchase 350,000 shares of Common Stock through grants awarded in the course of the annual grant process including all eligible employees. The stock options awarded to the Chief Executive Officer were the same number of shares granted to him as a part of the annual grant process for all eligible employees in January of 2002. In addition, in 2003 the Human Resources Committee also awarded to the Chief Executive Officer 40,500 performance units/shares. The 2003 grant of the performance units/shares to the Chief Executive Officer is for a 36-month performance period beginning on January 1, 2003, and ending December 31, 2005. The amount of the payment will vary depending upon the performance attained. The long-term incentive expected values for the Chief Executive Officer were slightly in excess of the 50th percentile of long-term incentive values reported by peer institutions included in the special study prepared for the committee in setting 2003 compensation levels. Therefore, the Committee made no changes in 2003 in the Chief Executive Officer’s long-term incentive opportunity.

      The Chief Executive Officer and the Company have been a party to certain split dollar life insurance arrangements for several years, under which the Company has agreed to pay annual insurance payments on behalf of the Chief Executive Officer in exchange for the Chief Executive Officer giving up his right to future deferred compensation liabilities of the Company. The arrangements included an obligation on the part of Mr. Malone to repay the Company the insurance premiums advanced at the earlier of Mr. Malone’s death or upon the termination of the arrangements. As previously noted, subject to certain limited exceptions, the Sarbanes-Oxley Act of 2002 prohibits public companies from making personal loans to its directors and executive officers. In addition, in the third quarter of 2003, the Internal Revenue Service issued final regulations dealing with the tax treatment of such arrangements. The regulations gave companies and executives until the end of 2003 to modify or terminate existing split dollar arrangements. Due to the combined effects of the final Internal Revenue Service regulations and the possible effects of the Sarbanes-Oxley Act, it was deemed advisable to terminate the existing agreements between the Company and the Chief Executive Officer by the end of 2003, (with the exception of one split dollar arrangement that was not adversely impacted by the Sarbanes-Oxley Act of 2002 or the applicable Internal Revenue Service regulations). Because the early termination of the other arrangements would produce a financial gain to the Company that had not been anticipated at the inception of the arrangements and which would result in significant unintended tax and other costs to Mr. Malone, the Committee determined to pay to the Chief Executive Officer $2,387,870 in the form of a discretionary bonus, which amount approximates the savings the Company would recognize due to early termination of the other arrangements. In addition, the Committee also agreed to pay an additional $795,957 which is the amount necessary to reimburse the Chief Executive Officer for federal income tax withholding requirements on the discretionary bonus amount. The bonus and the applicable taxes were paid and withheld by the Company in December of 2003. With the exception of the one retained arrangement, the arrangements were terminated and the Chief Executive Officer repaid the Company all amounts due and payable under the split dollar arrangements in order to terminate the arrangements and release the Company’s interests in the underlying insurance policies in accordance with the Internal Revenue Service regulations before the end of the year.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      During 2003, the members of the Human Resources Committee were as follows:

          Carl F. Bailey, Chairman

          H. Allen Franklin
          William C. Hulsey

      None of the members of the Human Resources Committee have served as officers of SouthTrust or any of its subsidiaries. None of the Human Resources Committee members have any other relationship to SouthTrust or any of its subsidiaries other than as customers of SouthTrust’s subsidiary bank, in the ordinary course of business.

      During 2003, Mr. Malone served as a member of the Compensation Committee of American Cast Iron Pipe Co., of which Mr. Richey (who is a director of SouthTrust but not a member of the Human Resources Committee) is President and Chief Executive Officer.

Summary Compensation Table

      The following Summary Compensation Table sets forth certain information concerning compensation for services rendered to SouthTrust by SouthTrust’s Chief Executive Officer and the four other most highly compensated executive officers of SouthTrust for each of the last three fiscal years:

	Annual Compensation					Long-Term Compensation

						Awards		Payouts

						Restricted	Securities
					Other Annual	Stock	Underlying	LTIP	All Other
					Compensation	Awards	Options	Payouts	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)(1)		($)(5)(6)	($)	(#)(7)	($)	($)(8)

Wallace D. Malone, Jr.,	2003	$1,000,000	$4,910,075	(2)	$87,822	N/A	350,000	$3,331,875	$52,541
Chairman, Chief	2002	1,000,000	2,546,522		74,942	N/A	350,000	2,193,604	59,688
Executive Officer	2001	976,042	2,080,064		64,583	N/A	350,000	2,152,270	53,613
and President of SouthTrust

Julian W. Banton,	2003	702,500	788,439		7,699	N/A	170,000	1,645,371	57,985
Former President of	2002	682,500	975,979		7,273	N/A	170,000	1,083,261	61,212
SouthTrust and	2001	650,000	862,203		6,770	N/A	170,000	924,679	55,682
Former President and Chief
Executive Officer of SouthTrust
Bank

Thomas H. Coley,	2003	397,333	430,654	(3)	6,100	N/A	60,000	691,056	32,796
Vice Chairman of	2002	305,000	288,437		5,350	N/A	50,000	454,970	25,561
SouthTrust	2001	285,000	277,180		5,124	N/A	50,000	446,397	24,414

R. Glenn Eubanks,	2003	419,333	440,822	(4)	6,100	N/A	60,000	691,056	34,612
Chairman and Chief	2002	357,500	327,564		5,850	N/A	50,000	454,970	32,063
Executive Officer of	2001	285,000	273,109		5,620	N/A	50,000	446,397	24,414
SouthTrust Bank

E. Frank Schmidt,	2003	330,667	315,797		6,100	N/A	60,000	691,056	27,293
Vice Chairman of	2002	305,000	271,691		5,850	N/A	50,000	454,970	25,561
SouthTrust Bank	2001	285,000	284,272		5,620	N/A	50,000	446,397	24,414

(1)	Represents amounts paid to each executive officer under the Senior Officer Performance Incentive Plan as well as other bonuses paid for a given year.
(2)	Includes split dollar bonuses to Mr. Malone in the aggregate amount of $3,183,827, as described in the report of the Human Resources Committee above.
(3)	Includes payment of previously earned deferred compensation of $30,000 and a split dollar bonus to Mr. Coley in the amount of $22,586 as described in the report of the Human Resources Committee above.
(4)	Includes relocation bonuses in the aggregate amount of $64,500.

(5)	Although each person received perquisites or other personal benefits in the years shown, the value of these benefits did not exceed in the aggregate the lesser of $50,000 or 10% of such person’s salary and bonus in any year.
(6)	Represents the value of life insurance included in each executive officer’s income and financial planning fees and paid by SouthTrust on behalf of each executive officer.
(7)	Share amounts reflect adjustment for a 2 for 1 split of the common stock of SouthTrust effective May 11, 2001.
(8)	Represents payments by SouthTrust to defined contribution plans maintained by SouthTrust (including qualified and non-qualified compensation plans).

Discount Stock Plan and Stock Options

      The Discount Stock Plan was established in order to give all employees an opportunity to acquire equity interest in SouthTrust at a 15% discount to the market price, and all employees (including executive officers) who have completed two years of full time service to SouthTrust and its subsidiaries are eligible. Certain restrictions are imposed on the shares of Common Stock awarded under the Discount Stock Plan and, under certain circumstances, SouthTrust may repurchase such shares.

      Pursuant to the Long-Term Incentive Plan (and the predecessor stock option plans of SouthTrust), SouthTrust grants to key employees of SouthTrust either incentive stock options (“ISO’s”) or non-qualified stock options (“NQSO’s”), and pursuant to the 1990 Discounted Stock Plan of the Company in 1999 and earlier years, and the Discount Stock Plan for years beginning in 2000 and afterwards, awards to purchase shares of Common Stock of SouthTrust at a discount are made to eligible employees, including executive officers of SouthTrust.

      The grant of stock options has been, and will be, made subject to the following limitations: (i) the option price will be not less than 100% of the fair market value of the Common Stock on the date a grant is determined to be made; (ii) no option may be exercised after ten years from the effective date of the grant; and (iii) such other conditions as the Human Resources Committee, which administers the Stock Option Plans, may determine.

      The following table sets forth information concerning grants of stock options and rights during fiscal year 2003 to each executive officer listed below:

OPTION AND RIGHT GRANTS IN FISCAL YEAR 2003

	Individual Grants

					Potential
	Number of				Realizable Value
	Securities	% of Total	Exercise		At Assumed Annual Rates
	Underlying	Options	or		of Stock Price Appreciation
	Options	Granted	Base		for Option Term
	Granted	Employees	Price	Expiration
Name	(#)	in 2002	($/Sh)	Date	5%(1)	10%(1)

Wallace D. Malone, Jr.	350,000 (2)	12.27	26.18	1-13-2013	$5,762,561	$14,603,462
Julian W. Banton	170,000 (2)	5.96	26.18	1-13-2013	2,798,958	7,093,110
Thomas H. Coley	60,000 (2)	2.10	26.18	1-13-2013	987,868	2,503,451
R. Glenn Eubanks	60,000 (2)	2.10	26.18	1-13-2013	987,868	2,503,451
E. Frank Schmidt	60,000 (2)	2.10	26.18	1-13-2013	987,868	2,503,451

(1)	These numbers are calculated by comparing the exercise price of such options and the market value of the shares of Common Stock subject to such options, assuming that the market price of such shares increases by 5% and 10%, respectively, during each year that the options are exercisable.
(2)	Each of the options granted to the named executives in 2003 become exercisable on January 14, 2006. The exercisability of such options is not subject to any future performance-based condition.

      The following table sets forth the number of stock options exercised and the dollar value realized thereon by each of the executives listed below during 2003, along with the number and dollar value of any options remaining unexercised at year end:

AGGREGATED STOCK OPTION EXERCISES IN 2003

AND DECEMBER 31, 2003 OPTION VALUES

			Number of
			Shares	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Number of		December 31,	December 31,
	Shares		2003	2003
	Acquired		Exercisable(1)/	Exercisable(1)/
Name	on Exercise	Value Realized	Unexercisable	Unexercisable

Wallace D. Malone, Jr.	0	$0	3,638,594 /	$52,607,942 /
			700,000	5,348,000
Julian W. Banton	19,063	297,442	978,060 /	12,593,136 /
			0	0
Thomas H. Coley	32,496	636,445	227,504 /	3,555,816 /
			110,000	829,600
R. Glenn Eubanks	20,550	400,216	207,502 /	3,348,387 /
			110,000	829,600
E. Frank Schmidt	6,142	118,234	231,504 /	3,965,508 /
			110,000	829,600

(1)	Includes options exercisable within 60 days of December 31, 2003, but excludes options disposed of by gift as of such date.

      The following tabulation sets forth certain information regarding the number of performance units/shares or other rights granted under the Long-Term Incentive Plan of SouthTrust during 2003:

1996 LONG-TERM INCENTIVE PLAN — GRANTS IN 2003

			Estimated Future Payouts
		Performance	under Non-Stock
	Number of	or Other	Price-Based Plans
	Shares, Units	Period Until
	or Other	Maturation	Threshold	Target	Maximum
Name	Rights(#)	or Payout	(#)	(#)	(#)

Wallace D. Malone, Jr.	40,500	36 mos	18,000	40,500	121,500
Julian W. Banton	20,000	36 mos	8,890	20,000	60,000
Thomas H. Coley	10,000	36 mos	4,444	10,000	30,000
R. Glenn Eubanks	10,000	36 mos	4,444	10,000	30,000
E. Frank Schmidt	8,400	36 mos	3,734	8,400	25,200

(1)	The grant of performance units/shares or other rights under the 1996 Long-Term Incentive Plan is conditioned on the satisfaction of certain performance criteria, as chosen by the Human Resources Committee from among the following measures: return on average stockholder’s equity, return on average assets, net income, earnings per common share, total stockholder return, and such other criteria as may be established by the Human Resources Committee in writing.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth information as of December 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which common stock of SouthTrust are authorized for issuance, aggregated as follows: (i) all compensation plans previously approved by the stockholders; and (ii) all compensation plans not previously approved by the stockholders.

			Number of Shares of
			Common Stock Remaining
	Number of Shares of		Available for Future
	Common Stock to be Issued	Weighted-average Exercise	Issuance Under Equity
	Upon Exercise of	Price of Outstanding	Compensation Plans
	Outstanding Options,	Options, Warrants and	(Excluding Shares From First
Plan Category	Warrants and Rights(1)	Rights	Column)

Equity compensation plans approved by security holders	16,238,011	$19.20	8,493,139
Equity compensation plans not approved by security holders(2)(3)	833,741	2.82 (4)	—
Total:	17,071,752	18.40	8,493,139

(1)	The number of shares reserved for issuance under these plans or under outstanding options, warrants and rights, as reflected herein, are subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend or recapitalization. In addition, the Discount Stock Payroll Purchase Plan provides that the maximum number of shares available for issuance under that plan (originally 1,000,000 shares) shall be increased annually, on the first day of the Company’s fiscal year, by 100,000 shares or such lesser number of shares as may be determined by the Board of Directors.
(2)	Includes 696,261 shares to be paid pursuant to the Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan and Agreement entered into in February 1998. These shares are to be paid as deferred compensation in consideration of Mr. Malone continuing in his capacity as Chief Executive Officer from February 1998 through January 31, 2003, and as such do not have a separate cash exercise price. The original benefit as of February 1, 1998 under this plan consisted of an obligation on the part of SouthTrust to provide to Mr. Malone 200,000 shares of SouthTrust common stock, to be adjusted appropriately from time to time to reflect stock splits and to reflect the reinvestment in SouthTrust common stock of any earnings and dividends declared on the common stock. The benefit would have been forfeited if Mr. Malone’s employment with SouthTrust had been terminated prior to January 31, 2003, except for termination as a result of a disability or upon the death of Mr. Malone or upon a change of control of SouthTrust. This benefit became fully vested on January 31, 2003, and is payable to Mr. Malone as a one-time payment of all of the shares by March 15 of the year following the year in which Mr. Malone’s employment with SouthTrust ceases. A trust established in connection with this plan currently holds an aggregate of 622,514 shares acquired for the purpose of satisfying this deferred compensation benefit.
(3)	Includes 137,480 shares issuable upon the exercise of options assumed by SouthTrust in connection with acquisitions. The weighted-average exercise price of the outstanding options is $17.12.
(4)	The weighted-average exercise price is calculated based on 137,480 shares issuable for a weighted-average exercise price of $17.12, as described in footnote (3) above, and 696,261 shares issuable to Mr. Malone as deferred compensation without a separate cash exercise price, as described in footnote (2).

Executive Employment Agreements and Other Arrangements

      SouthTrust is a party to an employment agreement with Mr. Wallace D. Malone, Jr. providing for the employment of Mr. Malone in a capacity at least equal to the capacity in which the executive was serving as of October 1984 for an initial term commencing as of October 19, 1984 and ending on December 31, 1992, unless the executive (if eligible) elects early retirement, and subject to being automatically renewed for an additional period of one year, so that the term of employment under the employment agreement always will be at least five years. The employment agreement provides further that if the executive is terminated for any reason other than his death or disability or for cause, which is defined in the employment agreement as certain acts of dishonesty and certain acts competitive with SouthTrust, or if the executive elects to terminate the employment agreement for good reason, which is defined to include a change of duties or certain relocations, or if, during a limited period following a change of control of SouthTrust, the executive elects to terminate the employment agreement without any reason, the executive is entitled to receive annual compensation, based upon the executive’s annual base salary as in effect immediately prior to such termination and the executive’s highest annual bonus for a specified period prior to such termination, for a period of five years.

      SouthTrust or certain of its subsidiaries are parties to certain agreements with Messrs. Coley, Schmidt and Eubanks, as well as certain other executive officers of SouthTrust and its subsidiaries, that become effective only upon a change of control of SouthTrust, and that provide for employment of such executive for a period of three years and provide that, if the executive is terminated for any reason other than his death or disability or for cause, such executive is entitled to receive annual compensation, based upon the executive’s annual base salary as in effect immediately prior to such termination and the executive’s highest annual bonus for a specified period prior to such termination, for a period of three years.

      The employment agreement with Mr. Malone, as well as the change of control employment agreements with the other executives described above, provide that additional payments will be made to such persons to reimburse them for any excise taxes that may be owed in the event that payments under such agreements exceed the limitations of Section 280G of the Internal Revenue Code.

      SouthTrust and Mr. Julian Banton entered into a retirement agreement in late 2003 to define the terms of Mr. Banton’s early retirement effective December 31, 2003. The retirement agreement provides for two deferred compensation benefits specific to Mr. Banton. First, the Company set up a deferred compensation account with an initial balance of $500,000. The deferred compensation account is to be paid to Mr. Banton in quarterly payments over a ten year period beginning in 2004. The second benefit provided to Mr. Banton under the retirement agreement is a non-qualified pension benefit equal to the difference between the actual early retirement pension benefits Mr. Banton is to receive under all of the current pension plans in which he participates and the amount of the pension benefits that would be payable under those same pension plans if he had continued to work until age 65 at the same rate of pay and provided that only increases in benefits would be taken into account.

      SouthTrust maintains a Pension Income Plan (the “Pension Plan”) which is a noncontributory, defined benefit plan and covers all employees who have been in the employ of SouthTrust or one of its subsidiaries for more than one year. The Pension Plan provides generally for an annual benefit commencing at age 65 equal to 1.55% of the employee’s average base compensation during the highest five consecutive years of the fifteen years preceding retirement, less 1.25% of primary Social Security benefits in effect at the time of retirement, for each year of credited service. SouthTrust also maintains an Additional Retirement Plan for certain executives that provides for benefits that mirror those of the Pension Plan on compensation excluded by Internal Revenue Service regulations from inclusion in the Pension Plan. In addition, for the period of time from 1987 until 1999, Mr. Malone was excluded from participation in the Pension Plan and all of the pension benefits provided by SouthTrust with respect to Mr. Malone were made under the Additional Retirement Plan. During 1999, the Pension Plan was amended to again include Mr. Malone. Because the Additional Retirement Plan is offset by benefits earned under the Pension Plan, this change will have no effect on the total retirement benefits provided to Mr. Malone. SouthTrust also maintains a Performance Incentive Retirement Benefit Plan designed to provide retirement benefits on the short-term incentive compensation of certain executives selected for participation by the Human Resources Committee including Messrs. Malone, Banton, Coley, Schmidt and Eubanks. The plan formula mirrors the formula in the Pension Plan and applies it to the short-term incentive compensation paid to included executives. In 2000, SouthTrust adopted an Enhanced Retirement Benefit Plan that is designed to provide retirement benefits for certain executives using the same formula as the Pension Plan but applying it to a three year average compensation figure for both base salary and short-term incentive income rather than the five year average used in both the Pension Plan and the Performance Incentive Retirement Plan. Messrs. Malone, Banton, Coley, Schmidt and Eubanks are all covered under this plan.

      SouthTrust has a defined benefit plan under which Mr. Malone elected in 1987 to forgo $30,000 per year in annual contributions to a defined contribution plan in exchange for a defined benefit which was to become payable annually upon reaching age 60 and to continue for the greater of 15 years or his lifetime. Mr. Malone currently receives a defined benefit of $40,000 per month under this plan. Mr. Schmidt also participates in this plan, and is entitled to receive a defined benefit of $10,000 per year upon reaching age 65 and for ten years thereafter. SouthTrust has purchased insurance policies on the lives of Mr. Malone and Mr. Schmidt, the proceeds of which are available, but not committed, to pay SouthTrust’s expenses under this plan. SouthTrust adopted in 2000 a retirement plan specifically for Mr. Malone that provided a deferred compensation benefit the present value of which equaled the present value of the effect of a 6% base salary increase for Mr. Malone over the next four years, including the effect such salary increase would have on Mr. Malone’s 401(k) and ESOP benefit, pension benefit and short-term incentive payments from SouthTrust. The annual benefit payable to Mr. Malone under this retirement plan also depends upon the date Mr. Malone’s employment with SouthTrust terminates and would range from $157,386 per annum if Mr. Malone’s employment terminates before June 30, 2002 to $452,351 per annum if Mr. Malone’s employment terminates on or after the close of business on December 31, 2004. In late 2001, SouthTrust approved the Executive Management Retirement Plan effective January 1, 2002 in order to provide a retirement benefit that took into account the long-term incentive compensation of certain executives. Although previously existing retirement plans provide retirement benefits to a small group of executives based on final average earnings including base salary and annual short-term incentive payments, no retirement plan took into account the executives’ long-term incentive compensation for purposes of calculating retirement payments. In order to more closely align the executives’ retirement pay with reasonable replacement income based on total pay at retirement, this new plan provides a flat dollar amount of additional retirement income annually beginning at retirement for each of Messrs. Malone, Banton, Coley, Schmidt and Eubanks in the following annual amounts (assuming retirement at or after age 65): $755,000 for Mr. Malone, $140,000 for Mr. Banton, and $60,000 for each of Messrs. Coley, Schmidt and Eubanks. The plan provides that if any of these executives retire before age 65, these amounts are to be reduced by 0.35% for every month that such retirement precedes age 65. The Human Resources Committee reviewed the amounts that would have been derived by applying the Pension Plan formula to the performance shares component of the 1996 Long-Term Incentive Plan compensation for these named executives and determined in each case to provide a flat dollar amount that was less than the formula provided.

      The following table shows the annual pension benefits under the Pension Plan, the Additional Retirement Plan, the Performance Incentive Retirement Benefit Plan and the Enhanced Retirement Benefit Plan for retirement at age 65 based upon various compensation amounts and years of service.

PENSION PLAN TABLE

	Years of Service

Final Average Compensation	15 Years		20 Years		25 Years		30 Years		35 Years

$ 125,000	$29,063		$38,750		$48,438		$58,125		$67,813
150,000	34,875		46,500		58,125		69,750		81,375
175,000	40,688		54,250		68,813		81,375		94,938
200,000	46,500		62,000		77,500		93,000		108,500
225,000	52,313		69,750		87,188		104,625		122,063
250,000	58,125		77,500		96,875		116,250		135,625
300,000	69,750		93,000		116,250		139,500		162,750	*
400,000	93,000		124,000		155,000		186,000	*	217,000	*
500,000	116,250		155,000		193,750	*	232,500	*	271,250	*
600,000	139,500		186,000	*	232,500	*	279,000	*	325,500	*
700,000	162,750	*	217,000	*	271,250	*	325,500	*	379,750	*
800,000	186,000	*	248,000	*	310,000	*	372,000	*	434,000	*
900,000	209,250	*	279,000	*	348,750	*	418,500	*	488,250	*
1,000,000	232,500	*	217,000	*	387,500	*	465,000	*	524,500	*
1,500,000	348,750	*	465,000	*	581,250	*	697,500	*	813,750	*
2,000,000	465,000	*	620,000	*	775,000	*	930,000	*	1,085,000	*
2,500,000	581,250	*	775,000	*	968,750	*	1,162,500	*	1,356,250	*
3,000,000	697,500	*	930,000	*	1,162,500	*	1,395,000	*	1,627,500	*
3,500,000	813,750	*	1,085,000	*	1,356,250	*	1,627,500	*	1,898,750	*

*	Under the Employee Retirement Income Security Act of 1974, the maximum pension benefit under the Pension Plan is subject to certain limitations, which, while varying in some cases, generally is $160,000. As indicated above, SouthTrust maintains an Additional Retirement Plan, a Performance Incentive Retirement Benefit Plan, and Enhanced Retirement Benefit Plan and certain deferred compensation and similar agreements which supplement the benefits payable to certain executive officers.

      As discussed above, the average compensation covered under the various plans reflected in the above table includes base salary plus short-term incentive compensation (excluding any unusual or discretionary bonuses). Benefits under the plans are calculated on the basis of a straight life annuity. The effects of integration with Social Security benefits have been excluded from the table, because the amount of reduction in benefits due to integration varies depending on the employee’s age at the time of retirement and changes in the Social Security laws.

      Base salary figures and short-term incentive payments to the Chief Executive Officer and the other executive officers of SouthTrust for the most recent fiscal year are set forth in the Summary Compensation Table. As of December 31, 2003, credited years of service for each such executive officer are as follows: Mr. Malone — 45 years; Mr. Banton — 21 years; Mr. Coley — 15 years; Mr. Eubanks — 20 years and Mr. Schmidt — 40 years.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

      SouthTrust’s executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to SouthTrust.

      Based solely on a review of copies of such reports furnished to SouthTrust through the date hereof, or written representations of such officers, directors or stockholders that no reports were required, SouthTrust believes that during 2003 all filing requirements applicable to its officers, directors and stockholders were complied with in a timely manner.

TRANSACTIONS WITH MANAGEMENT

      Directors and executive officers of SouthTrust and their associates were customers of and/or had transactions with the subsidiary bank of SouthTrust in the ordinary course of business during the year ended December 31, 2003, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risks of collectability or present other features unfavorable to SouthTrust.

STOCKHOLDER PROPOSALS

      Stockholder proposals submitted for consideration at the next Annual Meeting of Stockholders must be received by SouthTrust no later than November 8, 2004, to be included in the 2005 proxy materials. A stockholder must notify SouthTrust before January 22, 2005 of a proposal for the 2005 Annual Meeting which the stockholder intends to present other than by inclusion in SouthTrust’s proxy material. If SouthTrust does not receive such notice prior to January 22, 2005, proxies solicited by the management of SouthTrust will confer discretionary authority upon the management of SouthTrust to vote upon any such matter.

GENERAL INFORMATION

      As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.

By Order of the Board of Directors
SouthTrust Corporation

WALLACE D. MALONE, JR.
Chairman

Birmingham, Alabama

March 8, 2004

APPENDIX A

SOUTHTRUST CORPORATION CORPORATE GOVERNANCE COMMITTEE CHARTER

Function

      The Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of SouthTrust Corporation (the “Company”) is charged with:

•	the responsibility of ensuring that the Company’s governance practices and principles are in compliance with all legal, regulatory, and applicable stock exchange requirements;

•	the oversight of the composition of the Board and its committees;

•	the identification and recommendation of the individuals to become Board members;

•	the determination of non-employee directors compensation;

•	the development and maintenance of a statement of corporate governance guidelines;

•	the coordination of performance evaluations of the Board and its committees; and

•	such other duties as may be assigned to the Committee by the Board.

Duties and Responsibilities

      The Committee shall:

1.	Develop and revise, as appropriate, Board membership criteria.

2.	Recommend the number of directors to comprise the Board at any given time within the numbers allowed by the Company’s ByLaws and/or Amended and Restated Certificate of Incorporation.

3.	Evaluate and recommend to the Board nominees whom the Board may select for presentation to the stockholders for election to the Board at annual meetings of stockholders and persons to fill vacancies that may occur between annual meetings of stockholders. Primary consideration is to be given to the then-current needs of the Company and the Board that are present at that time. The Committee does not consider nominees for director recommended by stockholders. The Committee will review its recommendations with the Chief Executive Officer. The Committee shall have:

•	the sole authority to retain and terminate any search firm to be used to identify directors candidates;

•	the sole authority to approve the search firm’s fees and other retention terms; and

•	authority to obtain advice from internal or external legal, accounting or other advisors.

4.	Determine and monitor the independence of directors pursuant to rules and guidelines as set forth by applicable exchange listing agreements, the SEC, and federal or state legislation.

5.	Evaluate and recommend to the Board, as appropriate, policies pertaining to the roles, responsibilities, retirement age, tenure and continued service of directors.

6.	Review annually outside board memberships of the Chief Executive Officer and all other Directors. Interlocking directorships will only be allowed in conformance with applicable laws and regulations. Directors must notify the Committee of all current outside board memberships and submit a proposal for service on other Boards to the Committee.

A-1

7.	Develop and review the Company’s corporate governance guidelines annually and recommend any necessary changes to the Board. Assist the Board in achieving compliance with the Company’s corporate governance guidelines.

8.	Review total compensation for non-employee directors at least annually and recommend any changes to the Board.

9.	Establish and review appropriate director continuing education and new director orientation programs.

10.	Develop corporate succession plans.

Membership

      The Committee shall be composed entirely of independent directors who are the Chairpersons of the other standing committees, namely, Audit, Credit, Human Resources and Trust. The Committee members shall appoint one Committee member as Chairperson. The Chairperson will be responsible for scheduling and presiding over meetings, preparing agendas and reporting to the Board.

Evaluations

      The Committee will recommend evaluation criteria for its own performance and conduct, at least annually, a performance evaluation of its activities. The Committee is also responsible for an annual performance evaluation of the Board and for assuring that at least annually each other committee of the Board conducts a performance evaluation of its activities.

Meetings

      The Committee shall meet at such times as deemed appropriate by the Chairman of the Committee or any two of the members of the Committee. A quorum for the transaction of business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee shall meet in executive session as it deems appropriate.

Reports

      The Committee Chairperson shall make regular reports to the Board of Directors.

A-2

APPENDIX B

AMENDED AND RESTATED SENIOR OFFICER

PERFORMANCE INCENTIVE PLAN
OF
SOUTHTRUST CORPORATION

      This Senior Officer Performance Incentive Plan, as amended and restated as of the 1st day of January, 2004, of SOUTHTRUST CORPORATION, a Delaware corporation with its principal place of business in Birmingham, Alabama.

WITNESSETH:

      WHEREAS, the Board of Directors of SouthTrust Corporation has established and maintained for several years the Senior Officer Performance Incentive Plan of SouthTrust Corporation; and

      WHEREAS, the Senior Officer Performance Incentive Plan is intended to compensate and reward executive officers of SouthTrust Corporation and certain of its subsidiaries for excellent job performance which contributes to the success, profitability, and return to the stockholders of SouthTrust Corporation; and

      WHEREAS, the Board of Directors of SouthTrust Corporation previously has made amendments to the Senior Officer Performance Incentive Plan and hereby desires to amend and restate the Senior Officer Performance Incentive Plan.

      NOW, THEREFORE, the Board of Directors of SouthTrust Corporation hereby amends and restates the Senior Officer Performance Incentive Plan as follows:

1.     DEFINITIONS

      1.1     “Board” means the Board of Directors of SouthTrust.

      1.2     “Code” means the Internal Revenue Code of 1986, as amended.

      1.3     “Compensation” means the base salary paid to Senior Officers.

      1.4     “Committee” means the Human Resources Committee of the Board.

      1.5     “Fiscal Year” means the calendar year.

      1.6     “Participant” means a Senior Officer who has been designated for participation in the Plan by the Committee in accordance with Section 3 of the Plan and who has commenced participation in the Plan.

      1.7     “Participating Employer” means any corporation or other entity (other than SouthTrust), which is a member of an “affiliated group,” as such term is defined in Section 1504 of the Code, in which SouthTrust also is a member.

      1.8     “Performance Agreement” means the written notice described in Section 3.2 of the Plan, executed by an executive officer of SouthTrust and transmitted on behalf of the Committee by SouthTrust to each Participant, setting forth the terms and conditions of each Participant’s participation in the Plan.

      1.9     “Plan” means the Amended and Restated Senior Officer Performance Incentive Plan of SouthTrust Corporation established by this document, as amended from time to time, and any related Performance Agreements.

      1.10     “Senior Officer” means, unless otherwise indicated by the context, those officers within the meaning of Rule 16a-1(f) under the Securities and Exchange Act of 1934, as amended.

      1.11     “SouthTrust” means SouthTrust Corporation, a corporation organized and existing under the laws of the State of Delaware, with its principal place of business in Birmingham, Alabama, and any assign or successor there to, whether by merger, consolidation, sale of assets, liquidation or otherwise.

2.     PURPOSE

      2.1     The Plan is intended to motivate Participants to render superior service to SouthTrust and its subsidiaries and for achieving certain performance goals and criteria established by the Committee.

3.     PARTICIPATION

      3.1     Selection to Participate. Upon recommendation from the Chairman and the President of SouthTrust, the Committee, prior to the close of each Fiscal Year, may designate in writing one or more Senior Officers as persons eligible to participate in the Plan during the next succeeding Fiscal Year, except that in the case of the Fiscal Year ending December 31, 1994, the Committee may make such designation prior to April 1, 1994.

      3.2     Designation of Award and Performance Criteria. Within ninety (90) days after the commencement of each Fiscal Year, the Committee shall approve and establish, and shall request that SouthTrust, on its behalf, communicate in writing to each Senior Officer who is a Participant in the Plan for such Fiscal Year, the terms and conditions of each such Participant’s participation in the Plan for such Fiscal Year, including the award that each such Participant will be eligible to earn during such Fiscal Year (which shall be expressed as a percentage of each such Participant’s annual compensation as of the first day of such Fiscal Year and shall specify a minimum, maximum and target award for each such Participant) and the performance criterion that must be achieved in order for each such Participant to earn such award (which, if the Participant is a Senior Officer of SouthTrust, shall be expressed as a dollar amount of net income, after taxes, of SouthTrust on a consolidated basis for such Fiscal Year or, if the Participant is a Senior Officer of any Participating Employer, a dollar amount of net income, after taxes, of such Participating Employer on a consolidated basis for such Fiscal Year, determined, in each case, in accordance with generally accepted accounting principles, applied on a basis consistent with prior periods, and which shall state the circumstances under which each such Participant shall be deemed to earn the minimum, maximum, target or any other amount of any such award); provided, however, that in no event shall the Committee grant any Participant under the Plan an award that could result in such Participant earning an amount under the Plan greater than $4,000,000 with respect to any Fiscal Year. In establishing the award and performance criteria of Participants in the Plan, the Committee shall consider the Participant’s level of responsibility with SouthTrust or any Participating Employer and the Participant’s potential contribution to the net income goals of SouthTrust or such Participating Employer; in establishing the award and performance criterion of any Participant other than the Chairman and the President of SouthTrust, the Committee shall solicit the recommendation of the Chairman and the President of SouthTrust. Notwithstanding the foregoing, no award shall be paid hereunder unless the stockholders of SouthTrust shall have approved this Plan as amended and restated.

4.     PAYMENT OF AWARDS

      4.1     Calculation of Award Payments. Within sixty (60) days following the close of each Fiscal Year in which a Participant is participating in the Plan, the Committee shall compare the terms and conditions of the award of each Participant and the performance criterion assigned to each such Participant to, if the Participant is a Senior Officer of SouthTrust, the net income, after taxes, of SouthTrust on a consolidated basis for such Fiscal Year or, if the Participant is a Senior Officer of any Participating Employer, the net income, after taxes, of such Participating Employer on a consolidated basis for such Fiscal Year, determined, in each case, in accordance with generally accepted accounting principles, applied on a basis consistent with prior periods. Following such determination, and prior to the payment of awards pursuant to Section 4.2 below, the Committee shall certify in writing to each Participant and to the Board of Directors of SouthTrust (and, if appropriate, the Board of Directors of any Participating Employer) whether each Participant has met the terms and conditions of the award for the Fiscal Year in question.

      4.2     Payment of Award Amounts. All awards determined to have been earned pursuant to Section 4.2 of the Plan, adjusted as contemplated by Section 4.3 below, shall be payable in cash, as soon as administratively possible following the certification described in Section 4.1 above, but in no event later than seventy-five (75) days following the close of the Fiscal Year to which such award related.

      4.3     Effect of Discretionary Bonuses. As may be consistent with the business objectives of SouthTrust, the Committee, in its discretion, and, subject to approval of the Board, may elect to pay a discretionary bonus to any Participant in the Plan prior to the end of any Fiscal Year, which discretionary bonus, at the discretion of and as specified by the Committee, may or may not reduce any award that may be earned by any such Participant under the Plan for such Fiscal Year. In the event that any such bonus is paid prior to the end of any Fiscal Year, and in the event that the Committee determines that such bonus is to reduce any award that may be earned by any Participant under the Plan, such bonus, or any award payable under the Plan following the end of such Fiscal Year, shall be reduced appropriately to reflect the time value of money, any award payable under the Plan following the end of such Fiscal Year shall be reduced by the amount of such discretionary bonus, and in the event that any award payable to any Participant under the Plan for such Fiscal Year is less than the amount of such discretionary bonus, such Participant shall be obligated to repay the amount of such discretionary bonus to SouthTrust or any Participating Employer, as may be the case, plus interest accrued thereon from the date of payment of such discretionary bonus at a rate equal to the prime rate of interest that existed at SouthTrust Bank of Alabama, N.A. as of the date of payment of such discretionary bonus.

      4.4     Effect of Termination of Employment on Payment of Award. In the event the employment of a Participant terminates at any time prior to the close of the Fiscal Year for which an award has been made for any reason, including, without limitation, death, disability or normal or early retirement, participation in this Plan shall end and no amount shall be payable under the terms of this Plan.

5.     ADMINISTRATION

      5.1     Powers and Duties. The Plan shall be administered by the Committee and the Committee shall have the power and duty to:

(a) construe and interpret the provisions of the Plan;

(b) adopt, amend, or revoke rules and regulations for the administration of the Plan, provided they are not inconsistent with the provisions of the Plan;

(c) appoint and retain such persons as may be necessary to carry out the functions of the Administrator; and

(d) take such other action as may reasonably be required to administer the Plan in accordance with its terms or as may be provided for or required by law.

6.     MISCELLANEOUS

      6.1     Amendment or Termination. The Plan may be amended or terminated at any time with respect to any or all Participants by the Committee, which amendment or termination shall be reflected in a written instrument approved by the Committee and executed by a duly authorized executive officer of SouthTrust.

      6.2     Governing Law. Except as provided under federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Alabama.

      6.3     Right to Employment. This Agreement shall not be construed as giving the Participant any right to continued employment with SouthTrust.

      6.4     Entire Agreement. This Plan, as completed and executed by SouthTrust, the Participation Agreements, and all amendments thereto, will constitute the entire agreement between SouthTrust and Participants regarding the Plan.

      6.5     Captions. The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.

APPENDIX C

SOUTHTRUST CORPORATION 2004 LONG-TERM INCENTIVE PLAN

JANUARY 1, 2004

SOUTHTRUST CORPORATION

2004 LONG-TERM INCENTIVE PLAN

ARTICLE 1

ESTABLISHMENT, OBJECTIVES, AND DURATION

      1.1     Establishment of the Plan. SouthTrust Corporation, a Delaware corporation (hereinafter referred to as the “Company”), has established an incentive compensation plan to be known as the “SouthTrust Corporation 2004 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

      The Plan is effective as of January 1, 2004 (the “Effective Date”), subject to approval by the Company’s stockholders. In the event the Plan is not approved by the Company’s stockholders, the Plan shall be of no force and effect.

      1.2     Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s objectives and which link the interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

      1.3     Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2014.

ARTICLE 2

DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

      2.2     “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

      2.3     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4     “Board” or “Board of Directors” means the Board of Directors of the Company.

      2.5     “Change in Control” of the Company shall be deemed to have occurred if:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) as in effect as of the date of this Agreement), other than the Company or any “person” who as of the Effective Date is a director or officer of the Company or whose shares of Common Stock of the Company are treated as “beneficially owned” (as such term is defined in Rule 13d-3 of the Exchange Act as in effect as of the Effective Date) by any such director or officer, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors (the “Board”) of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) The shareholders of the Company approve a reorganization, merger or consolidation of the Company, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of the directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation in substantially these same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company, as the case may be, (ii) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to any reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or outstanding voting securities of the Company, as the case may be), beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock of the Company and outstanding voting securities of the Company, as the case may be, (B) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation, and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or the outstanding voting securities of the Company, as the case may be), beneficially owns, directly or indirectly, 20% or more, respectively, of the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the

Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of assets of the Company.

      2.6     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.7     “Committee” means the Human Resources Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

      2.8     “Company” means SouthTrust Corporation, a Delaware corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 18 herein.

      2.9     “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the groups of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

      2.10     “Director” means any individual who is a member of the Board of Directors of the Company.

      2.11     “Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan.

      2.12     “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.13     “Employee” means any full-time, active employee of the Company.

      2.14     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.15     “Fair Market Value” shall be determined on the basis of the closing or last sales price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

      2.16     “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

      2.17     “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.18     “Insider” shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      2.19     “Nonemployee Director” means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company

      2.20     “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

      2.21     “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

      2.22     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.23     “Participant” means an Employee or Director who has outstanding an Award granted the Plan.

      2.24     “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.25     “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

      2.26     “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

      2.27     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

      2.28     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

      2.29     “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

      2.30     “Retirement” shall have the meaning ascribed to such term in the Company’s tax-qualified defined benefit retirement plan.

      2.31     “Shares” means the shares of Common Stock of the Company.

      2.32     “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

      2.33     “Subsidiary” means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

      2.34     “Tandem Sar” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3

ADMINISTRATION

      3.1     The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board, which Committee shall satisfy the “disinterested administration” rules of Rule 16b-3 under the Exchange Act, as in effect and applicable to the Company as of the Effective Date or as in effect and applicable to the Company as of any date subsequent to the Effective Date, and which Committee shall satisfy the “outside director” rules of Code Section 162(m). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

      3.2     Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees and Directors ; establish, amend, or waive rules and regulations for the Plan’s administration as they apply to Employees and Directors; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees or Directors. As permitted by law, the Committee may delegate its authority as identified herein.

      3.3     Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

      4.1     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 25,000,000 Shares.

      The following rules shall apply to grants of Awards under the Plan:

(a) The maximum aggregate number of Shares that may be granted, paid out, or that may vest, as applicable, pursuant to any Award granted in any one fiscal year to any single Participant shall be 1,125,000 Shares.

(b) The maximum aggregate cash payout with respect to Awards granted in any fiscal year which may be made to any Participant shall be $4,000,000.

      4.2     Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

      4.3     Adjustments in Authorized Shares. In the event of any change in the number of outstanding Shares through the declaration and payment of a stock dividend or stock split or through any recapitalization resulting in the combination or exchange of Shares in which the Company does not receive any consideration, a corresponding adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b); provided, however, that the number of Shares subject to any Award shall always be a whole number; provided, further, that the Committee shall, in its sole discretion, make any further adjustments as are necessary to prevent dilution or enlargement of rights.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

      5.1     Eligibility. Persons eligible to participate in this Plan include all Employees of the Company and all Directors of the Company.

      5.2     Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6

STOCK OPTIONS

      6.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

      6.3     Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

      6.4     Duration of Options. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

      6.5     Dividend Equivalents. The Committee may grant dividend equivalents in connection with Options granted under this Plan. Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

      6.6     Exercise Of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.7     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b).

      The Committee also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. In addition, the Committee may authorize Company loans to Participants in connection with Option exercises, upon such terms and subject to such limits that the Committee, in its sole discretion, deems appropriate.

      As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.8     Restrictions on Share Transferability. In addition to the foregoing, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.9     Termination of Employment. In the event that the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the rights under then-outstanding Options granted pursuant to the Plan shall terminate upon the expiration date of each such Option or three months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated prior to his attaining age 60 by reason of death, Disability or Retirement, the rights under each outstanding NQSO granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such NQSO or 12 months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated upon or after his attaining age 60 by reason of death, Disability or Retirement, the rights under each then-outstanding NQSO granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such NQSO. Notwithstanding the foregoing, if a Participant fails to exercise an ISO within three months after the date the employment of such Participant is terminated by reason of death, Disability or Retirement, such option shall remain outstanding and exercisable as a NQSO as provided in this Section 6.9. In addition to the foregoing, the Committee may include such provisions in the Award Agreement entered into with each Participant as it deems advisable, which provisions need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding anything contained in this Section 6.9 to the contrary, the Committee shall include such provisions in the Award Agreement entered into with each

Participant who is a Director as it deems advisable regarding the termination of outstanding Options following the date a Director ceases to be a Director.

      6.10     Nontransferability of Options.

      (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

      (b) Nonqualified Stock Options. No NQSO granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution, and except that the Committee, in its discretion, may provide that any stock option agreement relating to any NQSO (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such NQSO’s to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 6.8 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3, or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the NQSO’s or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan.

ARTICLE 7

STOCK APPRECIATION RIGHTS

      7.1     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

      The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

      7.2     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      7.3     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4     SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5     Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

      7.6     Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) The number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      7.7     Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

      7.8     Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

      7.9     Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement evidencing any SAR (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such SARs to third parties, (ii) shall be subject to all other conditions and restrictions applicable to SARs granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the SARs not being transferred pursuant to this Section 7.9 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the SARs or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8

RESTRICTED STOCK

      8.1     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2     Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

      8.3     Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement, except that the Committee, in its discretion, may provide any Restricted Stock Agreement relating to any Restricted Stock (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Restricted Stock to third parties, (ii) shall be subject to all the conditions and restrictions applicable to Restricted Stock granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfers described in (i) and (ii) above, as well as any other restriction necessary to render the Restricted Stock not being transferred in accordance with this Section 8.3 to be exempt pursuant to

Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Restricted Stock or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      8.4     Other Restrictions. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable Federal or state securities laws.

      The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5     Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

      8.6     Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Compensation Committee establishes.

      The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

      In the event that any dividend constitutes a “derivative security” or an “equity security” pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

      8.7     Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated.

ARTICLE 9

PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1     Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2     Value of Performance Units/ Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/ Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met shall be called a “Performance Period.”

      9.3     Earning of Performance Units/ Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Shares shall be entitled to receive payout on the number and value of Performance Units/ Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

      9.4     Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/ Shares shall be made within seventy-five (75) calendar days following the close of the applicable Performance Period in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/ Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

      At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

      9.5     Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/ Shares which is prorated, as specified by the Committee in its discretion.

      Payment of earned Performance Units/ Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

      9.6     Termination of Employment for Other Reasons. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/ Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.

      9.7     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/ Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement relating to any Performance Units/ Shares (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Performance Shares/ Units to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Performance Shares/ Units granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfers described in (i) and (ii) above, as well as any other restriction necessary to render the Performance Shares/ Units not being transferred in accordance with this Section 9.7 to be exempt pursuant to Rule 16b-3 of the Securities and Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Performance Units/ Shares or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfer shall be prohibited under this Plan. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 10

PERFORMANCE MEASURES

      Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

(a) Return on average shareholder’s equity of the Company;

(b) Return on average assets of the Company;

(c) Net income of the Company;

(d) Earnings per common share of the Company;

(e) Total shareholder return of the Company; and

(f) Such other criteria as may be established by the Committee in writing and which meets the requirements of the Performance-Based Exception.

      The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder-approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11

BENEFICIARY DESIGNATION

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 12

DEFERRALS

      The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or objectives with respect to Performance Units/ Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13

RIGHTS OF EMPLOYEES

      13.1     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

      13.2     Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14

CHANGE IN CONTROL

      14.1     Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

(b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in Section 14.1(c) herein;

(c) The vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the Change in Control; provided, however, that in the event the Committee determines that actual performance to the date of the Change in Control exceeds targeted levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the Change in Control; and provided further, that there shall not be an accelerated payout with respect to Awards of Performance Units or Performance Shares which qualify as “derivative securities” under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control.

      14.2     Termination, Amendment, and Modifications of Change-In-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any

Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

      15.1     Amendment, Modification, and Termination. Subject to Section 14.2 herein, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

      The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

      15.2     Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to the restriction set forth in Article 10 herein on the exercise of upward discretion with respect to Awards which have been designed to comply with the Performance-Based Exception, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      15.3     Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

      15.4     Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16

WITHHOLDING

      16.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      16.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17

INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18

SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

ARTICLE 19

LEGAL CONSTRUCTION

      19.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      19.2     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      19.3     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      19.4     Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      19.5     Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

P.O. BOX 2554

BIRMINGHAM, ALABAMA 35290

SOUTHTRUST CORPORATION [LOGO]
420 NORTH 20TH STREET
P.O. BOX 2554
BIRMINGHAM, AL 35203

VOTE BY INTERNET — www.proxyvote.com
Use the internet to transmit your voting instructions
and for electronic delivery of information up until
11:59 P.M. Eastern Time the day before the meeting
date. Have your proxy card in hand when you access
the web site and follow the instructions to obtain
your records and to create an electronic voting
instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting
instructions up until 11:59 P.M. Eastern Time the day
before the meeting date. Have your proxy card in hand
when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in
the postage-paid envelope we’ve provided or return to
SouthTrust Corporation, c/o ADP, 51 Mercedes Way,
Edgewood, NY 11711.

THIS PROXY CARD VALID ONLY WHEN SIGNED AND DATED.

SOUTHTRUST CORPORATION

Vote on Directors
					For All	Withhold All	For All Except
1.	Election of Directors. The nominees for Directors are:

	1)	Carl F. Bailey	3)	William C. Hulsey

	2)	John M. Bradford	4)	Wallace D. Malone, Jr.

To withhold authority to vote for an individual nominee, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

2.	Ratification of Independent Auditors

					For	Against	Abstain

Respecting proposal to ratify the selection of KPMG LLP as SouthTrust’s principal independent auditors for the fiscal year ending December 31, 2004.

3.	Ratification of Amended and Restated Senior Officer Performance Incentive Plan

					For	Against	Abstain
Respecting proposal to approve and ratify the Amended and Restated
Senior Officer Performance Incentive Plan, as described in and attached as an appendix to the accompanying proxy statement of the Company.

4.	Ratification of 2004 Long-Term Incentive Plan

					For	Against	Abstain

Respecting proposal to approve and ratify the 2004 Long- Term Incentive Plan, as described in and attached as an appendix to the accompanying proxy statement of the Company.

5.	Other Matters: In their discretion upon such other matters as may properly come before the Annual Meeting of Stockholders.

	Signature			Date	Signature (Joint Owners) Date

SOUTHTRUST CORPORATION
BIRMINGHAM, ALABAMA

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
April 21, 2004

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

     The undersigned hereby appoints J. Reese Murray and William O. Vann, and each of them, with full power of substitution, proxies to vote the shares of Common Stock of SouthTrust Corporation (the “Company”) which the undersigned could vote if personally present at the Annual Meeting of Stockholders of the Company to be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on April 21, 2004, at 9:00 A.M., Central Time, or any adjournment thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, AND IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS SOUTHTRUST’S INDEPENDENT AUDITORS FOR 2004, FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED SENIOR OFFICER PERFORMANCE INCENTIVE PLAN AND FOR THE APPROVAL AND RATIFICATION OF THE 2004 LONG-TERM INCENTIVE PLAN.